Exhibit 10.3

MASTER STRUCTURING AGREEMENT*

THIS MASTER STRUCTURING AGREEMENT (this “Agreement”), dated as of August 10, 2020, is entered into by and among:

(1)     Oak Street Health, Inc., a Delaware corporation (“OSH Inc.”);

(2)    (i) OSH Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of OSH Inc. (“Merger Sub 1”) and (ii) OSH Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of OSH Inc. (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs” and each a “Merger Sub”);

(3)     (i) Quantum Strategic Partners Ltd., a Cayman Islands exempted company (“QSP”) and (ii) QSP OSH Holdings LLC, a Delaware limited liability company (“Newlight Blocker”);

(4)     (i) General Atlantic (OSH) Interholdco L.P., a Delaware limited partnership (“GA Interholdco”) and (ii) General Atlantic (OSH) LLC, a Delaware limited liability company (“GA Blocker”);

(5)     OSH Management Holdings, LLC, an Illinois limited liability company (“OSH MH LLC”);

(6)     Oak Street Health, LLC, an Illinois limited liability company (“OSH LLC”); and

(7)    Geoffrey Price, as Initial Partnership Representative.

Each of the foregoing parties hereto is referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H hereto.

RECITALS

WHEREAS, it is contemplated that OSH Inc. will consummate an initial public offering (the “IPO”) of its shares of common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, in connection with the consummation of the IPO, the Parties desire to effect a series of transactions pursuant to a single integrated plan intended to reorganize the corporate structure of OSH Inc., including, without limitation, the steps more fully set forth below;

WHEREAS, subject to the terms and conditions set forth in that certain Contribution and Exchange Agreement attached hereto as Exhibit A (the “Contribution and Exchange Agreement”), each of QSP and GA Interholdco desires to contribute all of the Newlight Blocker Contributed Interests and GA Blocker Contributed Interests, respectively, held by such entity to OSH Inc. in exchange for shares of Common Stock as set forth in the Contribution and Exchange Agreement (the “Contribution of Blocker Interests to OSH Inc.”);

WHEREAS, immediately following the Contribution of Blocker Interests to OSH Inc., subject to the conditions set forth in that certain Agreement and Plan of Merger attached hereto as Exhibit B (the “Company Merger Agreement”), Merger Sub 1 desires to merge with and into OSH LLC (the “Company Merger”), with OSH LLC continuing on as the surviving company following such merger;

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

WHEREAS, immediately following the Company Merger, subject to the conditions set forth in that certain Agreement and Plan of Merger attached hereto as Exhibit C (the “Management Merger Agreement”), Merger Sub 2 desires to merge with and into OSH MH LLC (the “Management Merger”), with OSH MH LLC continuing on as the surviving company following such merger;

WHEREAS, the legal structure chart of OSH LLC and certain of its subsidiaries and affiliates as of the date hereof immediately prior to the consummation of the transactions contemplated by this Agreement to occur on the date hereof is attached hereto as Schedule I; and

WHEREAS, following the consummation of all of the transactions contemplated by this Agreement, the legal structure of OSH Inc. and certain of its subsidiaries and affiliates is intended to reflect the structure chart attached hereto as Schedule II.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    The Reorganization. On the date hereof, subject to the terms and conditions herein, the Parties intend to reorganize the corporate structure of OSH Inc. through the following transactions (collectively, the “Reorganization Transactions”) substantially simultaneously and in the following sequential order:

(a)    Step 1. Contribution of Blocker Interests to OSH Inc. QSP, GA Interholdco and OSH Inc. hereby consummate the Contribution of Blocker Interests to OSH Inc. in accordance with the Contribution and Exchange Agreement.

(b)    Step 2. Company Merger. Immediately following the consummation of the transactions contemplated by Section 1(a), Merger Sub 1 and OSH LLC shall consummate the Company Merger, in accordance with and pursuant to the terms of the Company Merger Agreement, by filing a Certificate of Merger with the Secretaries of State of the State of Delaware and the State of Illinois in the form attached hereto as Exhibit D. In connection with the Company Merger, the separate existence of Merger Sub 1 shall cease and OSH LLC shall continue on as the surviving company.

(c)    Step 3. Management Merger. Immediately following the consummation of the transaction contemplated by Section 1(b), Merger Sub 2 and OSH MH LLC shall consummate the Management Merger, in accordance with and pursuant to the terms of the Management Merger Agreement, by filing a Certificate of Merger with the Secretaries of State of the State of Delaware and the State of Illinois in the form attached hereto as Exhibit E. In connection with the Management Merger, the separate existence of Merger Sub 2 shall cease and OSH MH LLC shall continue on as the surviving company.

(d)    Step 4. Tax Matters Agreement. OSH Inc., OSH LLC, Newlight Blocker, GA Blocker, and Geoffrey Price, as Initial Partnership Representative, shall enter into a tax matters agreement substantially in the form attached hereto as Exhibit F (the “Tax Matters Agreement”).

2.    Structuring Intentions. Notwithstanding anything in this Agreement to the contrary, it is the desire of the Parties to effectuate the transactions contemplated by this Agreement, and certain other transactions occurring prior to the date of this Agreement, in accordance with the steps reflected in Exhibit G attached hereto. Therefore, in the event of any ambiguity or conflict in this Agreement or any of the exhibits or schedules attached hereto, it is the intent of the Parties that such ambiguity or conflict be resolved in such a manner that gives effect to the steps reflected in Exhibit G attached hereto, including the final legal entity structure of OSH Inc. and its subsidiaries set forth on Schedule II.

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3.    Waiver of Requirements. Each of the Parties hereby irrevocably waives any claim that the execution or consummation of any of the transactions effected pursuant to this Agreement violate or are prevented by any provision of such Party’s governing documents, including any limited liability company agreement, operating agreement, bylaws, or other similar governing document (including any provision that may purport to require any member or owner of such Party to offer such Party’s securities to any other person before transferring ownership of such securities).

4.    Exhibits. Each of the exhibits hereto, upon execution and/or filing with any relevant filing or regulatory authority, shall be appended to this Agreement as the final and definitive forms of such Exhibit.

5.    Adjustments. In the event that OSH Inc. reasonably determines following the date hereof that any of the dollar amounts or figures set forth herein should be adjusted, amended or revised in order to account for or reflect the finally determined and agreed upon allocations or values of the cash or equity contributions and/or transactions described herein, this Agreement and any of the exhibits or schedules hereto may be so amended, modified or revised by OSH Inc. with the consent or approval of GA Interholdco and Newlight Harbour Point SPV LLC (which consent or approval may be given by email or otherwise in writing by any party authorized to act on behalf of GA Interholdco and Newlight Harbour Point SPV LLC, respectively), it being the intent of the Parties that any such amendments, modifications or revisions shall be effective as of the date hereof.

6.    Remedies. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached by the Parties. It is accordingly agreed that any of the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any of the Parties and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to which the Parties are entitled at law or in equity.

7.    Consent to Jurisdiction; Service of Process. Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other Party or its successors or assigns shall be brought and determined only in the Delaware Chancery Court and any state court sitting in the State of Delaware to which an appeal from the Delaware Chancery Court may be validly taken, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein, and no Party will file a motion to dismiss any action filed in a state or federal court in the State of Delaware, on any jurisdictional or venue-related grounds, including the doctrine of forum non conveniens. Process in any action or proceeding referred to in the first sentence of this Section 7 may be served on any Party anywhere in the world.

8.    Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement. Except as set forth in the preceding sentence, this Agreement is not intended for the benefit of any Person other than the parties hereto, and no such other Person shall be deemed to be a third party beneficiary hereof, provided however that Newlight Harbour Point SPV LLC shall be a third-party beneficiary for the purposes of enforcing the consent right set forth in Section 5 of this Agreement.

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9.    Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Schedules and the Exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

10.    MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN STATUTE, CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

11.    Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any such Party. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form. The use of the word “including” herein shall mean “including without limitation” and, unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive.

12.    Entire Agreement. This Agreement and the agreements, certificates and other instruments referred to or attached herein and therein, including the Tax Matters Agreement, contain the complete agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way.

13.    Amendments and Waiver. Except as set forth in Section 5 or as necessary to give effect to Section 2, this Agreement or any term hereof may be changed, waived, discharged or terminated only by an agreement in writing signed by the Party against which such change, waiver, discharge or termination is sought to be enforced.

14.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15.    Further Assurances. The Parties acknowledge that the purpose of this Agreement and the transactions contemplated hereby is to effectuate the transactions contemplated herein. To that end, each Party shall, in its sole expense, execute and deliver such further agreements, certificates, forms, elections, filings and instruments of conveyance and transfer and take such additional action as any other Party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated herein.

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16.    Counterparts; Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party or thereto shall re-execute the original form of this Agreement (i.e. the form fully executed by all of the Parties) and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

17.    Place of Execution. Notwithstanding anything herein to the contrary and unless otherwise required by applicable law, this Agreement and all attachments hereto shall, for all purposes, be deemed to have been executed in Chicago, Illinois on the date hereof.

*            *             *            *            *

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IN WITNESS WHEREOF, the undersigned have caused this Master Structuring Agreement to be duly executed as of the date first written above.

QUANTUM STRATEGIC PARTNERS LTD.

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

QSP OSH HOLDINGS LLC

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

Signature Page to Master Structuring Agreement

GENERAL ATLANTIC (OSH) INTERHOLDCO, L.P.

By:	General Atlantic (SPV) GP, LLC, its General Partner

By:	General Atlantic LLC, its Sole Member

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

GENERAL ATLANTIC (OSH), LLC

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

Signature Page to Master Structuring Agreement

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

OAK STREET HEALTH, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

OSH PARTNERSHIP REPRESENTATIVE

By:	/s/ Geoffrey Price
Name:	Geoffrey Price
Its:	Chief Operating Officer of OSH Inc.

OSH MH PARTNERSHIP REPRESENTATIVE

By:	/s/ Geoffrey Price
Name:	Geoffrey Price
Its:	Chief Operating Officer of OSH Inc.

OSH MANAGEMENT HOLDINGS, LLC

By:	/s/ Mike Pykosz
Name:	Mike Pykosz
Its:	Chief Executive Officer

Signature Page to Master Restructuring Agreement

OSH MERGER SUB 1, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	President

OSH MERGER SUB 2, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	President

Signature Page to Master Structuring Agreement

EXHIBIT A

CONTRIBUTION AND EXCHANGE AGREEMENT

See attached.

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is made as of August 10, 2020, by and among Oak Street Health, Inc., a Delaware corporation (“OSH Inc.”), General Atlantic (OSH) Interholdco L.P, a Delaware limited partnership (“GA Interholdco”), General Atlantic (OSH) LLC, a Delaware limited liability company (“GA Blocker”), Quantum Strategic Partners Ltd., a Cayman Islands exempted company (“QSP” and, together with GA Interholdco, the “Contributing Investors”), and QSP OSH Holdings LLC, a Delaware limited liability company (“Newlight Blocker” and, together with GA Blocker, the “Sponsor Blockers”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H to the Master Structuring Agreement dated as of the date hereof.

WHEREAS, GA Interholdco owns all of the issued and outstanding common units and certain debt instruments in GA Blocker, as set forth on Schedule I hereto (all such common units and such debt instruments in GA Blocker, the “GA Blocker Contributed Interests”); and

WHEREAS, QSP owns all of the issued and outstanding common units, as set forth on Schedule I hereto, in Newlight Blocker (all such common units in Newlight Blocker, the “Newlight Blocker Contributed Interests” and, together with the GA Blocker Contributed Interests, the “Contributed Interests”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

1.    Contribution of Contributed Interests and Issuance of Exchange Shares.

(a)    Each of GA Interholdco and QSP shall contribute, transfer and assign (or cause to be contributed, transferred and assigned) to OSH Inc. all of such Contributing Investor’s right, title and interests in all of the Contributed Interests held by such Contributing Investor and in exchange for such Contributed Interests, OSH Inc. shall issue to such Contributing Investor the number of Exchange Shares set forth opposite such Contributing Investor’s name on Schedule I hereto, free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

(b)    The issuance of the Exchange Shares to each of the Contributing Investors hereunder is intended to be exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act.

(c)    The Exchange Shares will continue to be Exchange Shares for purposes of this Agreement in the hands of any holder other than a Contributing Investor (except for OSH Inc. or its subsidiaries and except for transferees in a public offering), and except as otherwise provided herein, each such other holder of the Exchange Shares will succeed to all rights and obligations attributable to such Contributing Investor as a holder of the Exchange Shares pursuant to this Agreement. The Exchange Shares will also include units of OSH Inc.’s equity interests issued with respect to the Exchange Shares by way of a split, dividend, distribution or other recapitalization.

2.    Representations and Warranties of OSH Inc. In connection with the transactions contemplated hereby, OSH Inc. represents and warrants to each Contributing Investor that:

(a)    The execution, delivery and performance of this Agreement has been duly authorized by OSH Inc. and this Agreement constitutes a valid and binding obligation of OSH Inc., enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the receipt of the Contributed Interests by OSH Inc. do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or lien upon such Contributed Interests pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any governmental authority pursuant to, any law to which OSH Inc. is subject, or any agreement, instrument, order, judgment or decree to which OSH Inc. is a party or by which OSH Inc. is bound.

(b)    The Exchange Shares have been duly authorized and are validly issued, fully paid and non-assessable.

3.    Representations and Warranties of each Contributing Investor.

(a)    In connection with the transactions contemplated hereby, each Contributing Investor represents and warrants to OSH Inc. that:

(i)    The execution, delivery and performance of this Agreement has been duly authorized by such Contributing Investor and this Agreement constitutes a valid and binding obligation of such Contributing Investor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. The execution, delivery, and performance of this Agreement, the consummation of the transactions contemplated hereby, and the delivery of the Contributed Interests to OSH Inc. by such Contributing Investor do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or lien upon such Contributed Interests pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any governmental authority pursuant to, any law to which such Contributing Investor is subject, or any agreement, instrument, order, judgment or decree to which such Contributing Investor is a party or by which such Contributing Investor is bound.

(ii)    The Exchange Shares to be acquired by such Contributing Investor pursuant to this Agreement will be acquired for such Contributing Investor’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Exchange Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(iii)    Such Contributing Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchange Shares.

(iv)    Such Contributing Investor is able to bear the economic risk of such Contributing Investor’s investment in the Exchange Shares for an indefinite period of time because the Exchange Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

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(b)    In connection with the transactions contemplated hereby, each GA Interholdco represents and warrants to OSH Inc. that prior to the contribution of Contributed Interests as contemplated in Section 1 hereof, GA Interholdco has capitalized GA Blocker in order to remove a portion of the outstanding shareholder debt. Any outstanding shareholder debt held by the GA Blocker which shall not be capitalized pursuant to this Section 3(b) is set forth in Schedule II hereto, and each such debt instrument has a term to maturity of less than five years.

4.    Treatment of Uncapitalized GA Blocker Debt Instruments. OSH Inc. shall (i) treat each debt instrument identified on Schedule II hereto as indebtedness of GA Blocker for federal and applicable state and local income tax purposes and (ii) file all applicable Tax Returns consistent with such treatment unless otherwise required by a change in applicable Law.

5.    Transferability. Each of the Contributing Investors acknowledges that the Exchange Shares are subject to certain transfer restrictions.

6.    Fractional Units. Notwithstanding anything to the contrary in this Agreement, no fractional Exchange Shares shall be issued upon the exchange or conversion of any Contributed Interests and in lieu of the issuance of any such fractional Exchange Shares, the aggregate number of Exchange Shares to be issued to the holder of such Contributed Interests shall be rounded up to the first whole Exchange Share. The parties hereto acknowledge that such rounding in lieu of issuing fractional Exchange Shares is not separately bargained-for consideration, but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience that would otherwise be caused by the issuance of fractional Exchange Shares.

7.    Notices. Any notice, request, demand, claim or other communication required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered personally, delivered by nationally recognized overnight courier service or sent by email. Any such notice, request, demand, claim or other communication shall be deemed to have been delivered and given (a) when delivered, if delivered personally, (b) the business day after it is deposited with such nationally recognized overnight courier service, if sent for overnight delivery by a nationally recognized overnight courier service or (c) the day of sending, if sent by email prior to 5:00 p.m. (Eastern time) on any Business Day or the next succeeding Business Day if sent by email after 5:00 p.m. (Eastern time) on any Business Day or on any day other than a Business Day:

If to OSH Inc.:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Email:     robert.guenthner@oakstreethealth.com

Attn:       Robert Guenthner, Chief Legal Officer

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Telephone No.: (312) 862-2000

Email:     robert.hayward@kirkland.com

               robert.goedert@kirkland.com

Attn:       Robert M. Hayward, P.C.

               Robert E. Goedert, P.C.

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If to GA Interholdco:

General Atlantic Service Company, L.P.

55 E. 52nd Street, 33rd Floor

New York, New York 10055

Email:     Gordon Cruess

Attn:       gcruess@generalatlantic.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1258 Avenue of the Americas

New York, NY 10019-6064

Telephone No.: (212) 373-3402

Email:     mabbott@paulweiss.com

Attn:       Matthew W. Abbott

If to QSP:

Newlight Partners LP

320 Park Avenue

New York, New York 10022

Email:     David Taylor

Attn:       david.taylor@newlightpartners.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Telephone No.: (212) 728-8000

Email:     bfriedman@willkie.com

Attn:       Bradley M. Friedman

8.    Certain Additional Agreements.

(a)    No Survival of Representations, Warranties, Covenants and Agreements. Each of the representations, warranties, covenants and agreements set forth in this Agreement shall expire on the date hereof, such that no claim for breach of any such representation, warranty, covenant or agreement or other right or remedy (whether in contract, in tort or at law or in equity) may be brought after the date hereof against any of the parties hereto; provided, however, that OSH Inc.’s obligation to deliver the Exchange Shares pursuant to Section 1(a) and any claims in connection with such obligation shall survive until the consummation of such transactions. For the avoidance of doubt, none of the representations, warranties, covenants or agreements in this Agreement shall survive the consummation of the transactions contemplated hereby.

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(b)    Further Assurances. The parties acknowledge that the purpose of this Agreement and the transactions contemplated hereby is to effectuate the transactions contemplated herein. To that end, each party shall, in its sole expense, execute and deliver such further agreements, certificates, forms, elections, filings and instruments of conveyance and transfer and take such additional action as any other party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated herein.

9.    General Provisions.

(a)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b)    Entire Agreement. This Agreement and the agreements, certificates and other instruments referred to or attached herein and therein, including the Master Structuring Agreement, contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

(c)    Counterparts; Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party or thereto shall re-execute the original form of this Agreement (i.e. the form fully executed by all of the parties) and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(d)    Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement. Except as set forth in the preceding sentence, this Agreement is not intended for the benefit of any Person other than the parties hereto, and no such other Person shall be deemed to be a third party beneficiary hereof, provided however that Newlight Harbour Point SPV LLC shall be a third-party beneficiary for the purposes of enforcing the consent right set forth in Section 9(h) of this Agreement.

(e)    Governing Law; Waiver of Jury Trial. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Schedules and the Exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN STATUTE, CONTRACT, TORT OR OTHERWISE. THE

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PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(f)    JURISDICTION AND VENUE. EACH OF THE PARTIES IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT BY ANY OTHER PARTY OR ITS SUCCESSORS OR ASSIGNS SHALL BE BROUGHT AND DETERMINED ONLY IN THE DELAWARE CHANCERY COURT AND ANY STATE COURT SITTING IN THE STATE OF DELAWARE TO WHICH AN APPEAL FROM THE DELAWARE CHANCERY COURT MAY BE VALIDLY TAKEN, AND EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS FOR ITSELF AND WITH RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, WITH REGARD TO ANY SUCH ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES AGREES NOT TO COMMENCE ANY ACTION, SUIT OR PROCEEDING RELATING THERETO EXCEPT IN THE COURTS DESCRIBED ABOVE IN DELAWARE, OTHER THAN ACTIONS IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE ANY JUDGMENT, DECREE OR AWARD RENDERED BY ANY SUCH COURT IN DELAWARE AS DESCRIBED HEREIN, AND NO PARTY WILL FILE A MOTION TO DISMISS ANY ACTION FILED IN A STATE OR FEDERAL COURT IN THE STATE OF DELAWARE, ON ANY JURISDICTIONAL OR VENUE-RELATED GROUNDS, INCLUDING THE DOCTRINE OF FORUM NON CONVENIENS. PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 9(F) MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

(g)    Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h)    Amendment and Waiver. This Agreement or any term hereof may be changed, waived, discharged or terminated only by an agreement in writing signed by the party against which such change, waiver, discharge or termination is sought to be enforced and with the consent or approval of each of GA Interholdco and Newlight Harbour Point SPV LLC (which consent or approval may be given by email or otherwise in writing by any party authorized to act on behalf of GA Interholdco and Newlight Harbour Point SPV LLC, respectively).

(i)    Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any such party. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form. The use of the word “including” herein shall mean “including without limitation” and, unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive.

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(j)    Adjustments. In the event that the Contributing Investors determine following the date hereof that any amounts set forth on Schedule I (including the number of Exchange Shares issued to each Contributing Investor) should be adjusted, amended or revised in order to account for or reflect the finally determined and agreed upon allocation or number of Exchange Shares, then this Agreement and Schedule I may be so amended, modified or revised by either the Contributing Investors without the consent or approval of OSH Inc. in order to reflect such final allocations or number, it being the intent of the parties hereto that any such amendments, modifications or revisions shall be effective as of the date hereof.

*    *    *    *    *

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IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Title:	Chief Legal Officer

Signature Page to Contribution and Exchange Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.

CONTRIBUTING INVESTORS:

GENERAL ATLANTIC (OSH)
INTERHOLDCO, L.P.

By:	General Atlantic (SPV) GP, LLC, its General Partner

By:	General Atlantic LLC, its Sole Member

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

GENERAL ATLANTIC (OSH), LLC

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

Signature Page to Contribution and Exchange Agreement

QUANTUM STRATEGIC PARTNERS LTD.

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

QSP OSH HOLDINGS LLC

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

Signature Page to Contribution and Exchange Agreement

Schedule I

Contributing Investor	Contributed Interests	Exchange Shares
Quantum Strategic Partners Ltd.	100% of the common units of QSP OSH Holdings LLC	45,989,341.00
General Atlantic (OSH) Interholdco L.P.	100% of the common units of General Atlantic (OSH) LLC	76,074,617.00
	See debt instruments in General Atlantic (OSH) LLC listed in Schedule II

Schedule II

Uncapitalized GA Blocker Debt Instruments

[see attached]

1.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated March 21, 2017, for a principal amount of $5,218,674

2.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated August 8, 2017, for a principal amount of $2,087,468

3.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated February 22, 2018, for a principal amount of $75,000,005

4.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated May 30, 2018, for a principal amount of $603,406.75

5.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated May 4, 2018, for a principal amount of $14,674,742.77

6.	Promissory Note between General Atlantic (OSH) LLC and General Atlantic (OSH) Interholdco L.P., dated April 23, 2018, for a principal amount of $10,986,876

EXHIBIT B

COMPANY MERGER AGREEMENT

See attached.

AGREEMENT AND PLAN OF MERGER*

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of August 10, 2020 by and among Oak Street Health, LLC, an Illinois limited liability company (“OSH LLC”), Oak Street Health, Inc., a Delaware corporation (“OSH Inc.”), and OSH Merger Sub 1, LLC, a Delaware limited liability company and wholly-owned subsidiary of OSH Inc. (“Merger Sub 1” and, together with OSH LLC, the “Constituent Entities”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H to the Master Structuring Agreement dated as of the date hereof.

WHEREAS, the parties hereto desire Merger Sub 1 to be merged with and into OSH LLC (the “Merger”), with OSH LLC surviving the Merger as a directly or indirectly wholly-owned subsidiary of OSH Inc., pursuant to the terms and subject to the conditions set forth herein and in accordance with the Limited Liability Company Act of the State of Illinois (“Illinois Law”) and the Limited Liability Company Act of the State of Delaware (“Delaware Law” and, together with Illinois Law, “Applicable Law”);

WHEREAS, OSH Inc. owns 100% of the issued and outstanding equity interests of Merger Sub 1;

WHEREAS, as consideration for the Merger, the holders of all of the existing and outstanding Founder Units, Investor Units I, Investor Units II, Investor Units III and Incentive Units (each as defined in the Sixth Amended and Restated Limited Liability Company Operating Agreement of OSH LLC, dated as of February 21, 2020 (as amended or modified from time to time, the “OSH LLC Agreement”)) shall receive, in exchange for such units, certain equity interests, securities or incentive equity awards in OSH Inc., in accordance with the terms and provisions of Section 7 of this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby acknowledge and agree as follows:

1.    Merger. At the Effective Time (as defined in Section 2), Merger Sub 1 shall merge with and into OSH LLC, with OSH LLC continuing as the Surviving Company and a direct or indirect wholly-owned subsidiary of OSH Inc. (the “Surviving Company”) and the separate corporate existence of Merger Sub 1 shall cease.

2.    Effective Time. The parties hereto shall each take or cause to be taken all such actions, or do or cause to be done all such things, as are necessary, proper or advisable under Applicable Law to make effective the Merger, subject, however, to the taking by the respective parties of any actions or receipt of any required approvals in accordance with Applicable Law. Upon compliance with applicable laws and upon receipt of any required approval of the sole member of Merger Sub 1 and the board of directors and members of OSH LLC, the Constituent Entities shall cause an executed Certificate of Merger as required by Applicable Law to be filed with the offices of the Secretary of State of the State of Delaware and the Secretary of State of the State of Illinois, respectively. The Merger shall become effective at such time as the Certificates of Merger are duly filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Illinois or at such later time as is specified in such Certificate of Merger. The time at which the Merger so becomes effective shall be referred to as the “Effective Time.”

3.    Certificate of Formation and Limited Liability Company Agreement. Upon the consummation of the Merger the certificate of formation of OSH LLC shall be the certificate of formation of the Surviving Company upon and after the Effective Time, unless and until duly amended, altered, changed, repealed and/or supplemented in accordance with Illinois Law (which power and right to amend, alter, change, repeal and/or supplement, at any time and from time to time after the Effective Time, are

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

hereby expressly reserved). The OSH LLC Agreement shall be the limited liability company agreement of the Surviving Company upon and after the Effective Time, unless and until duly amended, altered, changed, repealed and/or supplemented in accordance with Illinois Law (which power and right to amend, alter, change, repeal, and/or supplement, at any time and from time to time after the Effective Time, are hereby expressly reserved).

4.    Certain Effects of Merger. The parties hereto agree that as of the Effective Time, the separate existence of Merger Sub 1 shall cease and Merger Sub 1 shall be merged with and into OSH LLC, and that all the rights, causes of action, privileges, immunities, powers and franchises of each of the Constituent Entities, and all real, personal and mixed property and all debts, liabilities and duties of any of the Constituent Entities on whatever account of such Constituent Entities shall be automatically vested in the Surviving Company. Immediately following the consummation of the Merger, all issued and outstanding equity interests of the Surviving Company shall be held by OSH Inc. or its subsidiaries.

5.    Managers and Officers. The members of the board of directors and the officers of OSH LLC holding office immediately prior to the Effective Time shall be the initial members of the board of directors and the officers, respectively (holding the same positions as each held with OSH LLC immediately prior to the Effective Time), of the Surviving Company and shall hold such office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the certificate of formation and the limited liability company agreement of the Surviving Company or their earlier death, incapacitation, retirement, resignation or removal.

6.    Surviving Company.

(a)    Name. The name of the Surviving Company shall be “Oak Street Health, LLC”.

(b)    Rights and Obligations. The Merger shall have the effects of applicable law, including, without limitation, the applicable provisions of Applicable Law.

7.    Effect of Merger on Outstanding Units. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

(a)                 Units of Merger Sub 1. Each unit of Merger Sub 1 issued and outstanding immediately prior to the Effective Time will be converted into and become one unit of the Surviving Company.

(b)                 Founder Units of OSH LLC. Each Founder Unit of OSH LLC issued and outstanding immediately prior to the Effective Time shall be cancelled as of the Effective Time.

(c)                 Investor Units I of OSH LLC. Each Investor Unit I of OSH LLC issued and outstanding immediately prior to the Effective Time shall be cancelled as of the Effective Time and be converted at the Effective Time into a right to receive the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto. Such shares of Common Stock shall be deemed issued as of the Effective Time.

(d)                 Investor Units II of OSH LLC. Each Investor Unit II of OSH LLC issued and outstanding immediately prior to the Effective Time shall be cancelled as of the Effective Time and be converted at the Effective Time into a right to receive the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto. Such shares of Common Stock shall be deemed issued as of the Effective Time.

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(e)    Investor Units III of OSH LLC. Each Investor Unit III of OSH LLC issued and outstanding immediately prior to the Effective Time shall be cancelled as of the Effective Time and, with respect to Investor Units III that do not have a corresponding Investor Unit III held at OSH Management Holdings, LLC, shall be converted at the Effective Time into a right to receive the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto. Such shares of Common Stock shall be deemed issued as of the Effective Time.

(f)    Incentive Units of OSH LLC. Each Incentive Unit of OSH LLC issued and outstanding immediately prior to the Effective Time shall automatically be terminated and cancelled as of the Effective Time and, with respect to (A) an Incentive Unit of OSH LLC that is not a profits interest and (B) an option to purchase Incentive Units of OSH LLC, be exchanged and converted into the right to receive the number of shares of Common Stock set forth on Schedule I hereto.

Notwithstanding the foregoing, any unit or interest of OSH LLC that is held directly by (or indirectly through a wholly-owned subsidiary of) OSH Inc. at the Effective Time of the Merger contemplated by this Agreement (including those units or interests held by any entity all of the interests of which are to be contributed to OSH Inc. prior to the Merger contemplated by this Agreement and those units or interests held by OSH Management Holdings, LLC) shall remain outstanding following the Merger contemplated by this Agreement and will not be converted into shares of OSH Inc. in connection with the Merger contemplated by this Agreement.

8.    Fractional Units. Notwithstanding anything to the contrary in this Agreement, no fractional shares or equity awards of OSH Inc. shall be issued upon the exchange or conversion of any Investor Units I, Investor Units II, Investor Units III or Incentive Units of OSH LLC and in lieu of the issuance of any such fractional shares or equity awards of OSH Inc., the aggregate number of shares to be issued to the holder of such Investor Units I, Investor Units II, Investor Units III or Incentive Units of OSH LLC shall be rounded up to the first whole share or equity award, as applicable. The parties hereto acknowledge that such rounding in lieu of issuing fractional shares or equity awards is not separately bargained-for consideration, but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience that would otherwise be caused by the issuance of fractional shares or equity awards.

9.    Adjustments. In the event that OSH Inc. determines following the date hereof that any unit, share or award amounts or corresponding numbers or figures set forth herein should be adjusted, amended or revised in order to account for or reflect the finally determined and agreed upon allocation or exchange of units, equity securities or equity appreciation rights, such numbers or figure set forth herein may be so amended, modified or revised by OSH Inc. with the consent or approval of each of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC (which consent or approval may be given by email or otherwise in writing by any party authorized to act on behalf of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC, respectively) in order to reflect such final allocation or exchange numbers, it being the intent of the parties hereto that any such amendments, modifications or revisions shall be effective as of the date hereof.

10.    Amendment. This Agreement may be amended by an instrument in writing signed by the parties hereto by action by or on behalf of their respective boards of directors at any time after approval by the sole member of Merger Sub 1 and the equityholders of OSH LLC required to approve the Merger and adopt this Agreement; provided, however, that after any such approval, there shall not be made any agreement that by law requires further approval by the sole member of Merger Sub 1 or the equityholders of OSH LLC required to approve the Merger and adopt this Agreement, as applicable, without the further approval of such sole member or equityholders, as applicable, and any such amendment shall require the consent or approval of each of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV act on behalf of General Atlantic (OSH) Interholdco L.P, and QSP OSH Holdings LLC, respectively).

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11.    Termination of OSH LLC Equity Incentive Plan. Upon the consummation of the Merger, the OSH LLC Equity Incentive Plan shall be deemed automatically terminated and cancelled effective as of the Effective Time.

12.    Miscellaneous.

(a)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b)    Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties to this Agreement irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined only in the Delaware Chancery Court and any state court sitting in the State of Delaware to which an appeal from the Delaware Chancery Court may be validly taken, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein, and no party will file a motion to dismiss any action filed in a state or federal court in the State of Delaware, on any jurisdictional or venue-related grounds, including the doctrine of forum non conveniens. Process in any action or proceeding referred to in this Section 12(b) may be served on any Party anywhere in the world.

(a)    MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN STATUTE, CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(b)    Further Assurances. Merger Sub 1 shall from time to time upon request by the Surviving Company execute and deliver all such documents and instruments and take all such action as the Surviving Company may request in order to vest or evidence the vesting in the Surviving Company of title to and possession of all rights, properties, assets and business of Merger Sub 1, or otherwise to carry out the full intent and purpose of this Agreement.

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(c)    Counterparts; Facsimile and Electronic Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif,.gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party or thereto shall re-execute the original form of this Agreement (i.e. the form fully executed by all of the parties) and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(d)    Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement. This Agreement is not intended for the benefit of any Person other than the parties hereto, and no such other Person shall be deemed to be a third-party beneficiary hereof; provided, however, that General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC shall be third-party beneficiaries for the purpose of enforcing the consent rights set forth in Section 9 and Section 10 of this Agreement.

*        *        *         *        *

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IN WITNESS WHEREOF, Merger Sub 1, the Surviving Company and OSH Inc. have caused this Agreement and Plan of Merger to be executed as of the date first above written.

OSH MERGER SUB 1, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	President

OAK STREET HEALTH, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

Signature Page to Agreement and Plan of Merger

(Merger Sub 1 into Oak Street Health, LLC)

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

Signature Page to Agreement and Plan of Merger

(Merger Sub 1 into Oak Street Health, LLC)

Schedule I

[see attached]

EXHIBIT C

MANAGEMENT MERGER AGREEMENT

See attached.

AGREEMENT AND PLAN OF MERGER*

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of August 10, 2020 by and among OSH Management Holdings, LLC, an Illinois limited liability company (“OSH MH LLC”), Oak Street Health, Inc., a Delaware corporation (“OSH Inc.”), and OSH Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned subsidiary of OSH Inc. (“Merger Sub 2” and, together with OSH MH LLC, the “Constituent Entities”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H to the Master Structuring Agreement dated as of the date hereof.

WHEREAS, the parties hereto desire Merger Sub 2 to be merged with and into OSH MH LLC (the “Merger”), with OSH MH LLC surviving the Merger as a directly or indirectly wholly-owned subsidiary of OSH Inc., pursuant to the terms and subject to the conditions set forth herein and in accordance with the Limited Liability Company Act of the State of Illinois (“Illinois Law”) and the Limited Liability Company Act of the State of Delaware (“Delaware Law” and, together with Illinois Law, “Applicable Law”);

WHEREAS, OSH Inc. owns 100% of the issued and outstanding equity interests of Merger Sub 2;

WHEREAS, as consideration for the Merger, the holders of all of the existing and outstanding Founder Units, Investor Units III and Incentive Units (each as defined in the Limited Liability Company Operating Agreement of OSH MH LLC, dated as of December 12, 2016 (as amended or modified from time to time, the “OSH MH LLC Agreement”)) shall receive, in exchange for such units, certain equity interests, securities or incentive equity awards in OSH Inc., in accordance with the terms and provisions of Section 7 of this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby acknowledge and agree as follows:

1.     Merger. At the Effective Time (as defined in Section 2), Merger Sub 2 shall merge with and into OSH MH LLC, with OSH MH LLC continuing as the Surviving Company and a direct or indirect wholly-owned subsidiary of OSH Inc. (the “Surviving Company”) and the separate corporate existence of Merger Sub 2 shall cease.

2.     Effective Time. The parties hereto shall each take or cause to be taken all such actions, or do or cause to be done all such things, as are necessary, proper or advisable under Applicable Law to make effective the Merger, subject, however, to the taking by the respective parties of any actions or receipt of any required approvals in accordance with Applicable Law. Upon compliance with applicable laws and upon receipt of any required approval of the sole member of Merger Sub 2 and the board of directors and members of OSH MH LLC, the Constituent Entities shall cause an executed Certificate of Merger as required by Applicable Law to be filed with the offices of the Secretary of State of the State of Delaware and the Secretary of State of the State of Illinois, respectively. The Merger shall become effective at such time as the Certificates of Merger are duly filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Illinois or at such later time as is specified in such Certificate of Merger. The time at which the Merger so becomes effective shall be referred to as the “Effective Time.”

3.     Certificate of Formation and Limited Liability Company Agreement. Upon the consummation of the Merger the certificate of formation of OSH MH LLC shall be the certificate of formation of the Surviving Company upon and after the Effective Time, unless and until duly amended,

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

altered, changed, repealed and/or supplemented in accordance with Illinois Law (which power and right to amend, alter, change, repeal and/or supplement, at any time and from time to time after the Effective Time, are hereby expressly reserved). The OSH MH LLC Agreement shall be the limited liability company agreement of the Surviving Company upon and after the Effective Time, unless and until duly amended, altered, changed, repealed and/or supplemented in accordance with Illinois Law (which power and right to amend, alter, change, repeal, and/or supplement, at any time and from time to time after the Effective Time, are hereby expressly reserved).

4.     Certain Effects of Merger. The parties hereto agree that as of the Effective Time, the separate existence of Merger Sub 2 shall cease and Merger Sub 2 shall be merged with and into OSH MH LLC, and that all the rights, causes of action, privileges, immunities, powers and franchises of each of the Constituent Entities, and all real, personal and mixed property and all debts, liabilities and duties of any of the Constituent Entities on whatever account of such Constituent Entities shall be automatically vested in the Surviving Company. Immediately following the consummation of the Merger, all issued and outstanding equity interests of the Surviving Company shall be held by OSH Inc. or its subsidiaries.

5.    Managers and Officers. The members of the board of directors and the officers of OSH MH LLC holding office immediately prior to the Effective Time shall be the initial members of the board of directors and the officers, respectively (holding the same positions as each held with OSH MH LLC immediately prior to the Effective Time), of the Surviving Company and shall hold such office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the certificate of formation and the limited liability company agreement of the Surviving Company or their earlier death, incapacitation, retirement, resignation or removal.

6.    Surviving Company.

(a)     Name. The name of the Surviving Company shall be “OSH Management Holdings, LLC”.

(b)    Rights and Obligations. The Merger shall have the effects of applicable law, including, without limitation, the applicable provisions of Applicable Law.

7.    Effect of Merger on Outstanding Units. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

(a)     Units of Merger Sub 2. Each unit of Merger Sub 2 issued and outstanding immediately prior to the Effective Time will be converted into and become one unit of the Surviving Company.

(b)     Founder Units of OSH MH LLC. Each Founder Unit of OSH MH LLC issued and outstanding immediately prior to the Effective Time shall be cancelled as of the Effective Time and be converted at the Effective Time into a right to receive the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto. Such shares of Common Stock shall be deemed issued as of the Effective Time.

(c)     Investor Units III of OSH MH LLC. Each Investor Unit III of OSH MH LLC issued and outstanding immediately prior to the Effective Time shall be cancelled as of the Effective Time and shall be converted at the Effective Time into a right to receive the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto. Such shares of Common Stock shall be deemed issued as of the Effective Time.

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(d)     Incentive Units of OSH MH LLC. Each Incentive Unit of OSH MH LLC issued and outstanding immediately prior to the Effective Time shall automatically be terminated and cancelled as of the Effective Time and be exchanged and converted into the right to receive:

(i)     with respect to options to purchase Incentive Units of OSH MH LLC, the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto;

(ii)     with respect to Incentive Units of OSH MH LLC that are held by current service providers of OSH MH LLC and unvested as of the Effective Time, (A) the number of restricted shares (“Restricted Shares”) set forth on Schedule I hereto and (B) the number of incentive stock options issued under the OSH Inc. Omnibus Incentive Plan (the “2020 Plan”) set forth on Schedule I hereto, with an exercise price set at the initial public offering price of one share of Common Stock of OSH Inc. (such price, the “IPO Price”) (such award of Restricted Shares and unvested incentive stock options, together, a “Replacement Unvested Award”). Replacement Unvested Awards issued in exchange for (x) time-vesting Incentive Units will vest in accordance with the vesting schedule of the exchanged Incentive Units and (y) performance-vesting Incentive Units shall be subject to a cliff vesting schedule as follows: (I) for Incentive Units granted two years or more prior to the Effective Time, 100% on the date that is two years after the Effective Time; (II) for Incentive Units granted between one and two years prior to the Effective Time, 100% on the date that is four years after their grant date and (III) for Incentive Units granted less than one year prior to the Effective Time, 100% on the date that is three years after the Effective Time. All Replacement Unvested Awards will be subject to the terms and conditions specified in the award agreement with respect thereto and the 2020 Plan and any option granted pursuant to a Replacement Unvested Award shall be an incentive stock option only to the maximum extent permitted under the Plan and under applicable law, including, without limitation, Section 422 of the Internal Revenue Code of 1986, as amended (“Section 422”); and

(iii)     with respect to an Incentive Unit of OSH MH LLC that is vested as of the Effective Time, (A) the number of shares of Common Stock of OSH Inc. set forth on Schedule I hereto and (B) to the extent such vested Incentive Unit of of OSH MH LLC is held by a current service provider of OSH MH LLC, the number of incentive stock options issued under the 2020 Plan set forth on Schedule I hereto, with an exercise price set at the IPO Price (such award of shares of Common Stock and vested incentive stock options, a “Replacement Vested Award”). All Replacement Vested Awards will be subject to the terms and conditions specified in the award agreement with respect thereto and the 2020 Plan and any option granted pursuant to a Replacement Vested Award shall be an incentive stock option only to the maximum extent permitted under the Plan and under applicable law, including, without limitation, Section 422.

8.     Fractional Units. Notwithstanding anything to the contrary in this Agreement, no fractional shares or equity awards of OSH Inc. shall be issued upon the exchange or conversion of any Founder Units, Investor Units III or Incentive Units of OSH MH LLC and in lieu of the issuance of any such fractional shares or equity awards of OSH Inc., the aggregate number of shares (including shares underlying the Replacement Unvested Awards and Replacement Vested Awards) to be issued to the holder of such Founder Units, Investor Units III or Incentive Units of OSH MH LLC shall be rounded up to the first whole share or equity award, as applicable. The parties hereto acknowledge that such rounding in lieu of issuing fractional shares or equity awards is not separately bargained-for consideration, but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience that would otherwise be caused by the issuance of fractional shares or equity awards.

9.     Adjustments. In the event that OSH Inc. determines following the date hereof that any unit, share or award amounts or corresponding numbers or figures set forth herein should be adjusted, amended or revised in order to account for or reflect the finally determined and agreed upon allocation or exchange of units, equity securities or equity appreciation rights, such numbers or figure set forth herein may be so

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amended, modified or revised by OSH Inc. with the consent or approval of each of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC (which consent or approval may be given by email or otherwise in writing by any party authorized to act on behalf of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC, respectively) in order to reflect such final allocation or exchange numbers, it being the intent of the parties hereto that any such amendments, modifications or revisions shall be effective as of the date hereof.

10.     Amendment. This Agreement may be amended by an instrument in writing signed by the parties hereto by action by or on behalf of their respective boards of directors at any time after approval by the sole member of Merger Sub 2 and the equityholders of OSH MH LLC required to approve the Merger and adopt this Agreement; provided, however, that after any such approval, there shall not be made any agreement that by law requires further approval by the sole member of Merger Sub 2 or the equityholders of OSH MH LLC required to approve the Merger and adopt this Agreement, as applicable, without the further approval of such sole member or equityholders, as applicable. For the avoidance of doubt, any such amendment shall require the consent or approval of each of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC (which consent or approval may be given by email or otherwise in writing by any party authorized to act on behalf of General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC, respectively).

11.    Miscellaneous.

(a)     Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b)     Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties to this Agreement irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined only in the Delaware Chancery Court and any state court sitting in the State of Delaware to which an appeal from the Delaware Chancery Court may be validly taken, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein, and no party will file a motion to dismiss any action filed in a state or federal court in the State of Delaware, on any jurisdictional or venue-related grounds, including the doctrine of forum non conveniens. Process in any action or proceeding referred to in this Section 11(b) may be served on any Party anywhere in the world.

(a)     MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN STATUTE, CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS

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PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(b)     Further Assurances. Merger Sub 2 shall from time to time upon request by the Surviving Company execute and deliver all such documents and instruments and take all such action as the Surviving Company may request in order to vest or evidence the vesting in the Surviving Company of title to and possession of all rights, properties, assets and business of Merger Sub 2, or otherwise to carry out the full intent and purpose of this Agreement.

(c)     Counterparts; Facsimile and Electronic Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party or thereto shall re-execute the original form of this Agreement (i.e. the form fully executed by all of the parties) and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(d)     Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement. This Agreement is not intended for the benefit of any Person other than the parties hereto, and no such other Person shall be deemed to be a third-party beneficiary hereof; provided, however, that General Atlantic (OSH) Interholdco L.P. and Newlight Harbour Point SPV LLC shall be third-party beneficiaries for the purposes of enforcing the consent rights set forth in Section 9 and Section 10 of this Agreement.

*         *         *         *         *

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IN WITNESS WHEREOF, Merger Sub 2, the Surviving Company and OSH Inc. have caused this Agreement and Plan of Merger to be executed as of the date first above written.

OSH MERGER SUB 2, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	President

OSH MANAGEMENT HOLDINGS, LLC

By:	/s/ Mike Pykosz
Name:	Mike Pykosz
Its:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

(Merger Sub 2 into OSH Management Holdings, LLC)

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

Signature Page to Agreement and Plan of Merger

(Merger Sub 2 into OSH Management Holdings, LLC)

Schedule I

[see attached]

EXHIBIT D

CERTIFICATE OF MERGER (COMPANY MERGER)

See attached.

Form LLC-37.25 July 2018	Illinois Limited Liability Company Act Articles of Merger	FILE #
This space for use by Secretary of State.
Secretary of State Department of Business Services Limited Liability Division 501 S. Second St., Rm. 351 Springfield, IL 62756 217-524-8008 www.cyberdriveillinois.com
SUBMIT IN DUPLICATE
Type or print clearly.
Filing Fee: $ (Filing fee $100 plus $50 each entity more than two) Approved:
Payment may be made by check payable to Secretary of State. If check is returned for any reason this filing will be void.

1.	Names of the organizations proposing to merge:

Name of Entity	Form Type (Corporation, Limited Liability Company, Limited Partnership or other permitted entity)	Domestic State or Jurisdiction	Date of Organization or Admission to Illinois	Illinois Secretary of State File Number (if any)
OSH Merger Sub 1, LLC	LLC	DE	7/22/2020

Oak Street Health, LLC	LLC	IL	11/25/2012	04156099

2.	A copy of that portion of the plan as approved that contains the name and form of each constituent organization and the surviving organization must be attached to these Articles of Merger.

3.	a. Name of Surviving Entity: Oak Street Health, LLC

b. File Number assigned by the Illinois Secretary of State (if any):   04156099

c. Jurisdiction:  Illinois

4.	The surviving organization: (Optional. Check one.)

☐	is a limited liability company created by this merger. Articles of Organization are included with this filing.

☐	is another organization type created by this merger. The organizational document is included with this filing.

☒	pre-exists this merger. Any amendment to the organizational document provided for in the plan of merger is included with this filing.

5.	Effective date of the merger: (Check one.)

☒	The merger is effective upon filing with the Secretary of State.

☐	The surviving organization is an Illinois limited liability company created by the merger. If applicable, the Articles of Organization have a post-effective date: .

        Month, Day, Year

☐	The surviving organization is not a limited liability company. If applicable, its governing Statue allows and the plan provides for a post-effective date: .

        Month, Day, Year

Printed by authority of the State of Illinois. December 2019 — 1 — LLC 30.12

LLC-37.25

6.

If the surviving organization is a foreign organization not registered to do business in this state, the Secretary of State is its agent for service of process. Street and mailing addresses of the office to which a copy of any process against the company served on the Secretary of State may be mailed:

Number	Street	Suite (PO Box alone is not acceptable.)

City	State	ZIP

7.	Additional information required to be included by the governing statutes of any of the parties to this merger:

8.

The plan of merger has been approved by each constituent organization. Each constituent organization, in accordance with its governing statute, having the authority to sign hereto, affirms under penalty of perjury that these Articles of Merger are true, correct and complete.

Dated	August 10 ,	2020
	Month & Day	Year

1.	/s/ Robert Guenthner	2.	/s/ Mike Pykosz
	Signature		Signature
	Robert Guenthner, President		Mike Pykosz, Chief Executive Officer
	Name and Title (type or print)		Name and Title (type or print)
	OSH Merger Sub 1, LLC		Oak Street Health, LLC
	Name of Entity		Name of Entity

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	Name of Entity		Name of Entity

If more space is needed, please attach additional sheets of this size.

Signatures must be in black ink on an original document.

CERTIFICATE OF MERGER

OF

OSH MERGER SUB 1, LLC

(a Delaware limited liability company)

with and into

OAK STREET HEALTH, LLC

(an Illinois limited liability company)

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act and

Pursuant to Section 805 ILCS 180/37-20 of the Illinois Limited Liability Company Act

Oak Street Health, LLC, an Illinois limited liability company, does hereby certify:

FIRST: The names and states of each constituent entity to this merger are as follows:

Name	Jurisdiction
OSH Merger Sub 1, LLC	Delaware
Oak Street Health, LLC	Illinois

SECOND: An Agreement and Plan of Merger, by and between OSH Merger Sub 1, LLC, a Delaware limited liability company (the “Disappearing Company”), and Oak Street Health, LLC, an Illinois limited liability company (the “Surviving Company”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Title 6, Section 18-209 of the Delaware Limited Liability Company Act, and in accordance with 805 ILCS 180/37-20 of the Illinois Limited Liability Company Act.

THIRD: The articles of organization of Oak Street Health, LLC shall be the articles of organization of the Surviving Company.

FOURTH: The name of the Surviving Company is Oak Street Health, LLC.

FIFTH: The merger shall become effective upon filing with the Secretary of State of the State of Delaware.

SIXTH: The executed Agreement and Plan of Merger between the aforesaid constituent entities is on file at the office of the Surviving Company at 30 W. Monroe Street, #1200, Chicago, Illinois 60603. A copy will be provided, upon request and without cost, to any member of the Disappearing Company or to any member of the Surviving Company.

SEVENTH: The Surviving Company agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of each of the constituent companies, as well as for enforcement of any obligation of the Surviving Company arising from the merger, including any suit or other proceeding to enforce the rights of any members as determined in appraisal proceedings pursuant to the provisions of Section 18-209(c)(8) of the Limited Liability Company Act of the State of Delaware, and irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail any such process to the Office of the Surviving Company at: Oak Street Health, LLC, 30 W. Monroe Street, #1200, Chicago, Illinos 60603.

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be signed by an authorized officer this 10th day of August, 2020.

OAK STREET HEALTH, LLC

By:	/s/ Mike Pykosz
Name:	Mike Pykosz
Title:	Chief Executive Officer

Certificate of Merger – OSH Merger Sub 1, LLC with and into Oak Street Health, LLC

EXHIBIT E

CERTIFICATE OF MERGER (MANAGEMENT MERGER)

See attached.

Form LLC-37.25 July 2018	Illinois	FILE #
	Limited Liability Company Act	This space for use by Secretary of State.
Secretary of State Department of Business Services Limited Liability Division 501 S. Second St., Rm. 351 Springfield, IL 62756 217-524-8008 www.cyberdriveillinois.com	Articles of Merger
SUBMIT IN DUPLICATE Type or print clearly.
Filing Fee: $ (Filing fee $100 plus $50 each entity more than two)
Payment may be made by check payable to Secretary of State. If check is returned for any reason this filing will be void.
Approved:

1.	Names of the organizations proposing to merge:

Name of Entity	Form Type (Corporation, Limited Liability Company, Limited Partnership or other permitted entity)	Domestic State or Jurisdiction	Date of Organization or Admission to Illinois	Illinois Secretary of State File Number (if any)
OSH Merger Sub 2, LLC	LLC	DE	7/22/2020

OSH Management Holdings, LLC	LLC	IL	12/6/2016	05990351

2.	A copy of that portion of the plan as approved that contains the name and form of each constituent organization and the surviving organization must be attached to these Articles of Merger.

3. a. Name of Surviving Entity:	OSH Management Holdings, LLC

b. File Number assigned by the Illinois Secretary of State (if any):   05990351

c. Jurisdiction:  Illinois

4.	The surviving organization: (Optional. Check one.)

☐	is a limited liability company created by this merger. Articles of Organization are included with this filing.

☐	is another organization type created by this merger. The organizational document is included with this filing.

☒	pre-exists this merger. Any amendment to the organizational document provided for in the plan of merger is included with this filing.

5.	Effective date of the merger: (Check one.)

☒	The merger is effective upon filing with the Secretary of State.

☐	The surviving organization is an Illinois limited liability company created by the merger. If applicable, the Articles of Organization have a post-effective date: .

Month, Day, Year

☐	The surviving organization is not a limited liability company. If applicable, its governing Statue allows and the plan provides for a post-effective date: .

    Month, Day, Year

Printed by authority of the State of Illinois. December 2019 — 1 — LLC 30.12

LLC-37.25

6.

If the surviving organization is a foreign organization not registered to do business in this state, the Secretary of State is its agent for service of process. Street and mailing addresses of the office to which a copy of any process against the company served on the Secretary of State may be mailed:

	Number	Street	Suite (PO Box alone is not acceptable.)
	City	State	ZIP

7.	Additional information required to be included by the governing statutes of any of the parties to this merger:

8.	The plan of merger has been approved by each constituent organization. Each constituent organization, in accordance with its governing statute, having the authority to sign hereto, affirms under penalty of perjury that these Articles of Merger are true, correct and complete.

Dated	August 10 ,	2020
	Month & Day	Year

1.	/s/ Robert Guenthner	2.	/s/ Mike Pykosz
	Signature		Signature
	Robert Guenthner, President		Mike Pykosz, Chief Executive Officer
	Name and Title (type or print)		Name and Title (type or print)
	OSH Merger Sub 2, LLC		OSH Management Holdings, LLC
	Name of Entity		Name of Entity
3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	Name of Entity		Name of Entity

If more space is needed, please attach additional sheets of this size.

Signatures must be in black ink on an original document.

CERTIFICATE OF MERGER

OF

OSH MERGER SUB 2, LLC

(a Delaware limited liability company)

with and into

OSH MANAGEMENT HOLDINGS, LLC

(an Illinois limited liability company)

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act and

Pursuant to Section 805 ILCS 180/37-20 of the Illinois Limited Liability Company Act

OSH Management Holdings, LLC, an Illinois limited liability company, does hereby certify:

FIRST: The names and states of each constituent entity to this merger are as follows:

Name	Jurisdiction
OSH Merger Sub 2, LLC	Delaware
OSH Management Holdings, LLC	Illinois

SECOND: An Agreement and Plan of Merger, by and between OSH Merger Sub 2, LLC, a Delaware limited liability company (the “Disappearing Company”), and OSH Management Holdings, LLC, an Illinois limited liability company (the “Surviving Company”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Title 6, Section 18-209 of the Delaware Limited Liability Company Act, and in accordance with Section 805 ILCS/37-20 of the Illinois Limited Liability Company Act.

THIRD: The articles of organization of OSH Management Holdings, LLC shall be the articles of organization of the Surviving Company.

FOURTH: The name of the Surviving Company is OSH Management Holdings, LLC.

FIFTH: The merger shall become effective upon filing with the Secretary of State of the State of Delaware.

SIXTH: The executed Agreement and Plan of Merger between the aforesaid constituent entities is on file at the office of the Surviving Company at 30 W. Monroe Street, #1200, Chicago, Illinois 60603. A copy will be provided, upon request and without cost, to any member of the Disappearing Company or to any member of the Surviving Company.

SEVENTH: The Surviving Company agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of each of the constituent companies, as well as for enforcement of any obligation of the Surviving Company arising from the merger, including any suit or other proceeding to enforce the rights of any members as determined in appraisal proceedings pursuant to the provisions of Section 18-209(c)(8) of the Limited Liability Company Act of the State of Delaware, and irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail any such process to the Office of the Surviving Company at: OSH Management Holdings, LLC, 30 W. Monroe Street, #1200, Chicago, Illinos 60603.

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be signed by an authorized officer this 10th day of August, 2020.

OSH MANAGEMENT HOLDINGS, LLC

By:	/s/ Mike Pykosz
Name:	Mike Pykosz
Title:	Chief Executive Officer

EXHIBIT F

TAX MATTERS AGREEMENT

See attached.

TAX MATTERS AGREEMENT

THIS TAX MATTERS AGREEMENT (this “Agreement”), is made as of August 10, 2020, by and among Oak Street Health, Inc., a Delaware corporation (“OSH Inc.”), Oak Street Health, LLC, an Illinois limited liability company (“OSH LLC”), Geoffrey Price (the “Initial Partnership Representative”), OSH Management Holdings, LLC, an Illinois limited liability company (“OSH MH LLC”), General Atlantic (OSH) Interholdco L.P, a Delaware limited partnership (“GA Interholdco”), General Atlantic (OSH) LLC, a Delaware limited liability company (“GA Blocker”), Quantum Strategic Partners Ltd., a Cayman Islands exempted company (“QSP”), OSH Investors, LLC, a Delaware limited liability company, and QSP OSH Holdings LLC, a Delaware limited liability company (“Newlight Blocker” and, together with GA Blocker, the “Sponsor Blockers”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H to the Master Structuring Agreement dated as of the date hereof.

Each of the foregoing parties hereto is referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, subject to the terms and conditions set forth in that certain Contribution and Exchange Agreement attached to the Master Structuring Agreement as Exhibit A (the “Contribution and Exchange Agreement”), each of QSP and GA Interholdco (each such entity, a “Sponsor”) desires to contribute all of the equity interests of Newlight Blocker and GA Blocker, respectively, held by each such entity as applicable to OSH Inc. in exchange for the Exchange Shares as set forth in the Contribution and Exchange Agreement (the “Contribution of Blocker Interests to OSH Inc.”);

WHEREAS, immediately following the Contribution of Blocker Interests to OSH Inc., subject to the conditions set forth in that certain Agreement and Plan of Merger attached to the Master Structuring Agreement as Exhibit B (the “Company Merger Agreement”), Merger Sub 1 desires to merge with and into OSH LLC (the “Company Merger”), with OSH LLC continuing on as the surviving company following such merger;

WHEREAS, immediately following the Company Merger, subject to the conditions set forth in that certain Agreement and Plan of Merger attached to the Master Structuring Agreement as Exhibit C (the “Management Merger Agreement”), Merger Sub 2 desires to merge with and into OSH MH LLC (the “Management Merger”), with OSH MH LLC continuing on as the surviving company following such merger;

WHEREAS, the Parties wish to (i) provide for the payment of Taxes, (ii) allocate responsibility for, and cooperation in, the filing and defense of Tax Returns and Tax Proceedings and (iii) provide for certain other matters relating to Taxes.

ARTICLE I

Definitions

Section 1.01    General. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Exhibit H to the Master Structuring Agreement dated as of the date hereof. Construction. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The table of contents to this Agreement, and the Article and Section headings contained in this Agreement, are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined herein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless otherwise specified, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and including all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

ARTICLE II

Tax Representations

Section 2.01    Representations and Warranties.

(a)    GA Blocker hereby represents and warrants as follows:

(i)    GA Blocker is, and has been for its entire existence, classified as a corporation for all relevant income tax purposes and has no election pending with any Taxing Authority to change its income tax classification.

(ii)    GA Blocker has filed all Tax Returns required to be filed on or prior to the date hereof (after taking into account all reasonable extensions) and has timely paid all Taxes shown as due on such Tax Returns. All such Tax Returns were filed in accordance with applicable Laws and are true, correct, and complete in all material respect as to all matters relating to the Taxes shown as payable.

(iii)    All Income Tax Returns filed by the GA Blocker (including any information provided on an IRS Schedule K-1 or similar form provided under applicable state and local Laws) were filed consistent with all tax information provided to the GA Blocker by OSH LLC (including any information provided on an IRS Schedule K-1 or similar form provided under applicable state and local Laws). GA Blocker did not realize any material item of income prior to the Contribution Date other than its allocable share of OSH LLC’s income.

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(iv)    GA Blocker is not liable for Taxes of any other Person (other than OSH LLC) as a transferee or successor or as a result of being a member of a combined, consolidated, unitary, or other affiliated group or any other provision of Law. GA Blocker is not party to any tax sharing or other contract that could obligate it to pay, indemnify or gross-up any other Person for Taxes incurred by such Person.

(v)    GA Blocker has not received any notices from any Taxing Authority proposing to conduct an audit, examination or other proceedings relating to its Tax Returns or Taxes and no such audit, examination, or other proceeding is currently in progress or pending.

(vi)    GA Blocker has not made any elections or adopted or changed any methods of accounting that would result in the GA Blocker incurring any Taxes in periods (or portions thereof) beginning after the Contribution Date relating to income realized in a period ending prior to the Contribution Date.

(vii)    GA Blocker has paid sufficient estimated Taxes prior to the Closing, to the extent required, such that it will not have any liability for any unpaid Taxes shown on Tax Returns filed after the Closing Date for a Pre-Closing Tax Period (assuming such Tax Returns are filed in accordance with the most recent practices and procedures of the GA Blocker) or any liability for Taxes for the pre-Closing portion of any Straddle Period on a Tax Return filed for a Straddle Period after the Closing Date, except to the extent, if any, that the amount of distributions made by OSH LLC to GA Blocker for any Pre- Closing Tax Period or the pre-Closing portion of any Straddle Period were insufficient to pay such estimated Taxes.

(b)    GA Interholdco hereby represents and warrants that:

(i)    Each debt instrument issued by GA Blocker (the “GA Blocker Debt”) is held solely by GA Interholdco.

(ii)    No GA Blocker Debt is treated as issued for stock or securities which trade on an “established securities market” within the meaning of Code Section 1273(b)(3) and the applicable Treasury Regulations.

(iii)    GA Interholdco’s adjusted tax basis in each GA Blocker Debt instrument for U.S. federal income tax purposes, and the fair market value of each GA Blocker Debt instrument, is equal to (x) the principal of such GA Blocker Debt instrument plus (y) any accrued but unpaid interest with respect to such GA Blocker Debt instrument.

(c)    Newlight Blocker hereby represents and warrants as follows:

(i)    Newlight Blocker is, and has been for its entire existence, classified as a corporation for all relevant income tax purposes and has no election pending with any Taxing Authority to change its income tax classification.

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(ii)    Newlight Blocker has filed all Tax Returns required to be filed on or prior to the date hereof (after taking into account all reasonable extensions) and has timely paid all Taxes shown as due on such Tax Returns. All such Tax Returns were filed in accordance with applicable Laws and are true, correct, and complete in all material respect as to all matters relating to the Taxes shown as payable.

(iii)    All Income Tax Returns filed by OSH Investors LLC, QSP OSH LLC, and Newlight Blocker were filed consistent with all tax information provided to the Newlight Blocker by OSH LLC (including any information provided on an IRS Schedule K-1 or similar form provided under applicable state and local Laws). Newlight Blocker did not realize prior to the Closing any material item or income other than its allocable share of OSH LLC’s income.

(iv)    Newlight Blocker is not liable for Taxes of any other Person (other than OSH LLC) as a transferee or successor or as a result of being a member of a combined, consolidated, unitary, or other affiliated group or any other provision of Law. Newlight Blocker is not party to any tax sharing agreement or other contract that could obligate it to pay, indemnify or gross-up any other Person for Taxes incurred by such Person.

(v)    Newlight Blocker has not received any notices from any Taxing Authority proposing to conduct an audit, examination or other proceedings relating to its Tax Returns or Taxes and no such audit, examination, or other proceeding is currently in progress or pending.

(vi)    Newlight Blocker has paid sufficient estimated Taxes prior to the Closing, to the extent required, such that it will not have any liability for any unpaid Taxes shown on Tax Returns filed after the Closing Date for a Pre-Closing Tax Period (assuming such Tax Returns are filed in accordance with the most recent practices and procedures of the Newlight Blocker) or any liability for Taxes for the pre-Closing portion of any Straddle Period on a Tax Return filed for a Straddle Period after the Closing Date, except to the extent, if any, that the amount of distributions made by OSH LLC to Newlight Blocker for any Pre-Closing Tax Period or the pre-Closing portion of any Straddle Period were insufficient to pay such estimated Taxes.

(vii)    Newlight Blocker has not made any elections or adopted or changed any methods of accounting that would result in the Newlight Blocker incurring any Taxes in periods (or portions thereof) beginning after the Contribution Date relating to income realized in a period ending prior to the Contribution Date.

ARTICLE III

Tax Covenants

Section 3.01    Tax Returns.

(a)    OSH Inc. shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns of OSH LLC and OSH MH LLC for any Pre-Closing Tax Period or Straddle Period that are filed after the Contribution Date (after taking into account all relevant extensions). All such Tax Returns shall be prepared in a manner consistent with past practices of OSH LLC

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and OSH MH LLC, unless required by Law or as otherwise provided in this Agreement. OSH Inc. shall provide a draft of the IRS Form K-1 for each Sponsor Blocker to the Sponsors for the year including the Contribution Date no later than thirty (30) days before the due date for such Tax Return (after taking into account all appropriate extensions) for review and comment, and shall incorporate all changes reasonably requested by a Sponsor that are provided to OSH Inc. at least ten (10) days prior to such due date

(b)    OSH Inc. shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns of each Sponsor Blocker for any Pre-Closing Tax Period or Straddle Period that are filed after the Contribution Date (after taking into account all relevant extensions). All such Tax Returns shall be prepared in a manner consistent with the past practice of the applicable Sponsor Blocker, unless required by Law or to conform to the IRS Form K-1 (or other information) provided as part of the filing of the Income Tax Returns (or a request for an administrative adjustment) for OSH LLC. OSH Inc. shall provide a draft of the IRS From 1120 for each Sponsor Blocker for the year including the Contribution Date to the applicable Sponsor no later than thirty (30) days before the due date for the applicable Tax Return (after taking into account all appropriate extensions) for review and comment, and shall incorporate all changes reasonably requested by such Sponsor that are provided to OSH Inc. at least ten (10) days prior to such due date.

(c)    OSH Inc. may, in its sole determination, file, or cause OSH LLC or OSH MH LLC, as applicable, to file an amended Tax Return (or a request for an administrative adjustment) for any period or otherwise refile a Tax Return of OSH LLC or OSH MH LLC for any period; provided that for any Flow-Through Income Tax Return for OSH LLC and OSH MH LLC, OSH Inc. shall not (and shall not allow OSH LLC or OSH MH LLC to) amend any such Tax Return (or a request for an administrative adjustment) for a Pre-Closing Tax Period without the prior written consent of the Partnership Representative (which shall not be unreasonably withheld, delayed, or conditioned; provided, however, that the Partnership Representative shall be required act in accordance with the provisions of Section 9.1 of the OSH LLC Agreement ). Prior to the applicable Indemnification Termination Date, unless required by law, OSH Inc. may not file, or cause to be filed, an amended Tax Return for any Sponsor Blocker for any Pre-Closing Tax Period or otherwise refile a Tax Return of any Sponsor Blocker for any Pre-Closing Tax Period which, in each case, shows, or is reasonably likely to result in, a Sponsor Blocker incurring a GA Blocker Indemnified Tax or a Newlight Blocker Indemnified Tax without the prior written consent of GA Interholdco or QSP, as applicable, such consent not to be unreasonably withheld, conditioned or delayed. To the extent that an amended Tax Return is required under applicable Law to be filed with respect to any Sponsor Blocker for a period ending on or before the Closing Date that shows, or is reasonably likely to result in, a GA Blocker Indemnified Tax or a Newlight Blocker Indemnified Tax, OSH, Inc. shall provide a copy of such amended Tax Return to the applicable Sponsor for the Sponsor’s review and comment at least thirty (30) days before the amended Tax Return is intended to be filed with the applicable Taxing Authority, and shall incorporate all reasonable comments provided by the applicable Sponsor at least ten (10) days before the amended Tax Return is intended to be filed with the applicable Taxing Authority.

(d)    For purposes of determining the income, profit, loss, deduction or any other items allocable to the holders of interests for any taxable period of OSH LLC and OSH MH LLC that does not otherwise terminate at the end of the day on the Contribution Date, OSH Inc. shall

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cause OSH LLC and OSH MH LLC to use the interim closing of the books method under Section 706 and the Treasury Regulations thereunder (or any similar provision of state, local or non-U.S. Tax Law). OSH Inc. shall cause OSH LLC and OSH MH LLC to make an election under Section 754 of the Code for the year including the Contribution Date.

(e)    QSP shall prepare (or caused to be prepared) and timely file (or caused to be timely filed) all Tax Returns of OSH Investors, LLC and QSP OSH LLC and timely pay all Taxes shown as due on such Tax Returns. To the extent that any such Tax Returns could have any impact on the Taxes payable by the Newlight Blocker, such Tax Returns shall be prepared consistent with the past practices and procedures of OSH Investors, LLC and QSP OSH LLC (except as precluded by applicable Laws) and consistently with any Tax information provided by OSH LLC (including on an IRS Schedule K-1). Except as necessary to conform to an amended IRS Schedule K-1 (or similar form for state income tax purposes) received from OSH LLC, or to conform an administrative adjustment initiated by OSH LLC, QSP shall not file, or allow OSH Investors, LLC or QSP OSH LLC to file, an amended Tax Return (or a request an administrative adjustment) for any Pre-Closing Tax Period or Straddle Period that could affect any Taxes payable by the Newlight Blocker without the prior written consent of OSH Inc. (which shall not be unreasonably withheld, delayed, or conditioned).

Section 3.02    Payment of Taxes/Tax Refunds/Tax Indemnity.

(a)    Subject to the indemnification rights provided under Sections 3.02(c), OSH Inc. shall cause each Sponsor Blocker, OSH LLC, and OSH MH LLC to timely pay all Taxes that are due and payable by any such entity (whether or not shown on a Tax Return or assessed by a Taxing Authority) after the Contribution Date.

(b)    All refunds of Taxes (or rights with respect to any similar Tax assets) of any Sponsor Blocker, OSH LLC or OSH MH LLC shall be for the sole benefit of these respective entities and neither Sponsor Blocker, OSH LLC, OSH MH LLC or OSH Inc. shall have any obligation to pay such refund (or amounts determined with reference to such refund) to any Party under this Agreement or any former shareholder or member; provided that, any refund of a Tax of a Sponsor Blocker with respect to a Pre-Closing Tax Period and that was originally paid by a Sponsor Blocker prior to the Contribution Date (or which was actually indemnified by a Sponsor pursuant to this Agreement) and which is received from the applicable Taxing Authority prior to the applicable Indemnification Termination Date shall be for the sole benefit of the applicable Sponsor. To the extent a Sponsor Blocker (or any of its Affiliates) receives a refund of Taxes that is for the sole benefit of a Sponsor pursuant to this Section 3.02(b), the Sponsor Blocker shall pay such refund of Tax to the applicable Sponsor within thirty (30) days receipt from the applicable Taxing Authority (net of any Taxes payable by the Sponsor Blocker of any its Affiliates with respect to such refund and any reasonable out of expenses incurred by the Sponsor Blocker or its Affiliates to obtain such refund)

(c)    Subject to the limitations in the next sentence, GA Interholdco shall indemnify OSH Inc. and its subsidiaries for (i) all GA Blocker Indemnified Taxes, and (ii) all reasonable out of pocket costs and expenses of contesting any audit or other Tax Proceeding that would result in the imposition of a GA Blocker Indemnified Tax. GA Interholdco shall not be obligated to provide any indemnification pursuant to this Section 3.02(c) following the applicable

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Indemnification Termination Date; provided, however, that if a claim for indemnification pursuant to this Section 3.02(c) is made in accordance with Section 3.02(e) prior to the applicable Indemnification Termination Date, GA Interholdco’s obligations to indemnify pursuant to Section 3.02(c) with respect to such claim (plus any claim for costs and expenses that are related to such claim, any claim for Taxes in the form of interest or penalties related to such timely claim, and any claim for other Taxes that could result from any adjustment required under applicable Law to conform to any adjustment giving rise to the claim) shall survive until all such claims are fully resolved.

(d)    Subject to the limitations in the next sentence, QSP shall indemnify OSH Inc. and its subsidiaries for (i) all Newlight Blocker Indemnified Taxes, and (ii) all reasonable out of pocket costs and expenses of contesting any audit or other Tax Proceeding that would result in the imposition of a Newlight Blocker Indemnified Tax. QSP shall not be obligated to provide any indemnification pursuant to this Section 3.02(d) following the applicable Indemnification Termination Date; provided, however, that if a claim is made for indemnification pursuant to this Section 3.02(d) in accordance with Section 3.02(e) prior to the applicable Indemnification Termination Date, QSP’s obligations to indemnify pursuant to Section 3.02(d) with respect to such claim (plus any claim for costs and expenses that are related to such claim, any claim for Taxes in the form of interest or penalties related to such claim, and any claim for any other Taxes that could result from any adjustment required under applicable Law to conform to any adjustment giving rise to the claim) shall survive until all such claims are fully resolved.

(e)    No claim for indemnification can be made with respect to any Tax unless such claim is (i) based on a notice of proposed or final adjustment, a notice of proposed or final assessment, a notice of deficiency, a notice for the payment of a Tax, or other similar noticed issued by a Tax Authority, in each case, actually issued or which which proper representatives of the the Taxing Authority have stated will be issued; (ii) relates to Taxes arising from an ongoing Tax Proceeding; or (iii) is with respect to a Tax shown as due on a Tax Return (including an amended Tax Return) that was either filed prior to the Contribution Date or was prepared and filed in accordance with this Agreement.

Section 3.03    Intended Tax Treatment.

(a)    Each of the Parties intends to treat (i) the contribution of Contributed Interests in exchange for the Exchange Shares, (ii) the Company Merger, (iii) the Management Merger and (iv) the IPO by OSH Inc., collectively, as a transaction governed under Section 351 of the Code (the “ Intended Tax Treatment”) . Each of the Parties agrees to file all applicable Tax Returns consistent with the Intended Tax Treatment unless precluded by a change in applicable Law.

(b)    Each Party to this Agreement represents that it has no plan or intention to sell, exchange or otherwise dispose of any Exchange Shares, or Common Stock, as applicable, received pursuant to the contribution of Contributed Interests in exchange for the Exchange Shares, the Company Merger, or the Management Merger, as applicable, directly or indirectly (including by derivative transactions such as an equity swap which would have the economic effect of a transfer of ownership), except to the extent that any such disposition would not affect the Intended Tax Treatment; provided, that, the parties acknowledge that QSP’s planned contribution of Exchange Shares to NewLight Harbour Point SPV LLC would not affect the Intended Tax Treatment.

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(c)     GA Interholdco and the GA Blocker and OSH, Inc. agree that the capitalization the GA Blocker in order to remove a portion of the outstanding debt prior to the contribution of the Interests pursuant to Section 1 of the Contribution and Exchange Agreement is intended to effected by a contribution of such debt to the capital of the GA Blocker in a transaction described in Section 108(e)(6) of the Code and is intended to treated as either (or both) a contribution governed by Section 351 of the Code or a reorganization under Section 368 of the Code. GA Interholdco and GA Blocker and OSH, Inc. shall file all Tax Returns consistent with such tax treatment unless precluded by a change in applicable Law.

Section 3.04    Tax Sharing Agreements. All Tax sharing, indemnification and similar agreements, written or unwritten, as between the Sponsor Blockers and another Party (other than this Agreement), shall be or shall have been terminated in a tax-free manner no later than the Contribution Date and, after the Contribution Date, neither Sponsor Blocker shall have any further rights under any such Tax sharing, indemnification or similar agreement.

Section 3.05    Cooperation. Each of the applicable Parties shall (i) assist in the preparation and timely filing of any Tax Return filed pursuant to this Article III; (ii) assist in any audit or other Tax Proceeding with respect to Taxes or Tax Returns of the applicable Party pursuant to Article III; (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns of the applicable Party (or that could affect the Taxes payable by another Party); and (iv) provide any information necessary or reasonably requested to allow the applicable Party to comply with any information reporting or withholding requirements contained in the Code or other applicable Laws or to compute the amount of payroll or other employment Taxes due with respect to any payment made in connection with this Agreement.

ARTICLE IV

Tax Proceedings

Section 4.01    Notification of Tax Proceedings.

(a)    To the extent that any Tax Proceeding is commenced relating to any Flow- Through Income Tax Return of OSH LLC or OSH MH LLC for a period ending on or before the Closing Date or Straddle Period, OSH Inc. shall promptly notify the Partnership Representative in writing and thereafter shall promptly forward or make available to the Partnership Representative copies of material notices and communications relating to such Tax Proceeding.

(b)    To the extent that, prior to the Indemnification Termination Date, any Tax Proceeding is commenced relating to any Tax Return of the Sponsor Blocker for a period ending on or before the Closing Date or Straddle Period, OSH Inc. shall promptly notify the applicable Sponsor in writing. No delay or failure to provide such notice shall reduce the obligations of the Sponsors under Section 3.02 except to the such failure or delay actually prejudices the applicable Sponsor.

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Section 4.02    Tax Proceeding Procedures

(a)    Sponsor Blockers. Prior to the applicable Indemnification Termination Date, upon timely notice to the OSH, Inc., the applicable Sponsor shall have the right (at its sole cost and expense) to assume control of any Tax Proceedings of any Tax Return or Taxes of any Sponsor Blocker for any period ending on or prior to the Contribution Date to the extent it could reasonably be expected to result in GA Blocker Indemnified Taxes or Newlight Blocker Indemnified Taxes and, with the prior written consent of OSH, Inc. (which shall not be unreasonably withheld, delayed, or conditioned), shall have the right to settle or otherwise resolve any adjustment that is proposed, asserted or assessed with respect to any Sponsor Blocker in connection with such Tax Proceedings; provided that if the Sponsor Blocker assumes control, it shall keep OSH Inc. reasonably informed regarding the status of such Tax Proceeding, defend such Tax Proceeding in good faith, and allow OSH Inc. to participate in any such proceeding at its own expense. In the event that the applicable Sponsor does not assume control of a Tax Proceeding relating to any Tax Return or Taxes of any Sponsor Blocker for any period ending on or prior to the Closing Date, and for all periods prior to the Sponsor Blocker claiming control of any such Tax Proceeding as provided in the prior sentence, OSH Inc. shall assume control of such Tax Proceeding (and any Tax Proceeding relating to Tax Returns or Taxes of a Sponsor Blocker that the Sponsor cannot assume control pursuant to the prior sentence), provided, however, that OSH Inc. may not settle (or allow the settlement of) any Tax Proceeding relating to a Tax Return or Taxes of a Sponsor Blocker for a Pre-Closing Tax Period to the extent it could give rise to GA Blocker Indemnified Taxes or Newlight Blocker Indemnified Taxes for which indemnification is still available under Section 3.02 without the prior written consent of the applicable Sponsor (such consent not to be unreasonably withheld, conditioned or delayed).

(b)    OSH MH LLC and OSH LLC.

(i)    The Partnership Representative shall be entitled to represent the interests of OSH LLC and OSH MH LLC in connection with any Tax Proceeding regarding the Flow-Through Income Tax Returns of OSH LLC and OSH MH LLC for any year ending before the Contribution Date (a “Flow-Through Income Tax Proceeding”) and to retain counsel or other tax advisors of the Partnership Representative’s choosing in connection with a Flow-Through Income Tax Proceeding. The Partnership Representative shall keep OSH Inc. reasonably informed regarding a Flow-Through Income Tax Proceeding and allow OSH Inc. (and its counsel) to review and comment on any material to be submitted to the applicable Taxing Authority. The Partnership Representative shall consider in good faith any comments that OSH Inc. (or its counsel) makes to any submissions or other items to be provided to the applicable Taxing Authority. The Partnership Representative shall be entitled to make any elections in connection any Flow- Through Income Tax Proceeding (including the option (but not the obligation) to timely elect to “push out” any imputed underpayments under Section 6226 of the Code (and any similar provisions under state or local Law)) (a “Push-Out Election”). The Partnership Representative shall be entitled to settle or otherwise resolve any adjustment that is proposed, asserted or assessed in connection with a Flow-Through Income Tax Proceeding; provided that if OSH Inc. or its Affiliates are to incur a majority of the Taxes resulting from such settlement or resolution, the Partnership Representative shall obtain the prior written consent of the OSH Inc. (which shall not be unreasonably withheld, delayed, or conditioned) prior to entering into the settlement or other resolution.

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(ii)    OSH Inc. and the Partnership Representative shall jointly control any Tax Proceeding regarding any Flow-Through Income Tax Return of OSH LLC and OSH MH LLC for a Straddle Period (a “Straddle Tax Proceeding”) and shall work in good faith to allocate such control so that OSH Inc. controls the portion of the Straddle Tax Proceeding relating to the portion of the Straddle Period beginning after the Contribution Date and the Partnership Representative controls the portion of the Straddle Proceeding for the portion of the Straddle Period ending on the Contribution Date. OSH Inc. and the Partnership Representative shall only be entitled to make any elections in connection with any Straddle Tax Processing (including a Push-Out Election) with the other parties prior written consent (which shall not be unreasonably withheld, delayed, or conditioned); provided if OSH Inc. or its affiliates are to incur all (or substantially all) of the Taxes resulting from such election, no consent shall be required from the Partnership Representative and the Partnership Representative shall take all actions requested by OSH Inc. to timely make the election requested by OSH Inc. OSH Inc. and the Partnership Representative shall not settle or otherwise resolve, or allow OSH LLC or OSH MH LLC to settle or resolve, any adjustment that is proposed, asserted, or assessed in connection with a Straddle Tax Proceeding without the other Parties’ prior written consent (which shall not be unreasonably withheld, delayed, or conditioned); provided that if OSH Inc. or its affiliates are to incur all (or substantially all) of the Taxes resulting from such settlement or other resolution, no consent shall be required from the Partnership Representative and the Partnership Representative shall take all actions requested by OSH Inc. to timely settle or resolve the matter on the terms requested by OSH Inc.

(iii)    OSH LLC and OSH MH LLC shall reimburse the Partnership Representative for all reasonable out of pocket expenses or costs that the Partnership Representative incurs in representing the interests of OSH LLC or OSH MH LLC in connection with any Flow-Through Income Tax Proceeding or Straddle Tax Proceeding.

(iv)    OSH Inc. shall control all other Tax Proceedings in respect of any Tax Return or Taxes of OSH LLC that is not a Flow-Through Income Tax Proceeding or a Straddle Tax Proceeding.

(c)    Partnership Representatives for OSH LLC and OSH MH LLC.

(i)    The Partnership Representative shall be named on any Tax Return (or in connection with any Tax Proceedings) as the “partnership representative” under the Partnership Tax Audit Rules (and the “tax matters partner” or other similar representative as provided under state or local income tax laws) with respect to any applicable Flow- Through Income Tax Return of OSH LLC and OSH MH LLC for any year ending before (or including) the Contribution Date.

(ii)    If the Initial Partnership Representative (or other person acting as the Partnership Representative under this Agreement) is unable or unwilling to perform (or continue to perform) its duties as a “partnership representative” under the Partnership Tax Audit Rules (or as “tax matters partner” or other representative under state or local law) on behalf of OSH LLC or OSH MH LLC or to otherwise act as the Partnership Representative under this Agreement, then OSH Inc. will name (or cause OSH LLC or OSH MH LLC to

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name) a successor individual who is permitted under applicable Law to act in such capacity; provided, however, any succeeding individual is required to have been a holder (directly or indirectly) of interests in OSH LLC or OSH MH LLC prior to the Contribution Date and each successor individual is required to execute the applicable documents to become a party to this Agreement in his or her capacity as Partnership Representative. Each applicable Party shall cooperate fully in naming the applicable successor to act as the “partnership representative” for OSH LLC or OSH MH LLC under the Partnership Tax Audit Rules or as a “tax matters partner” or other representative under applicable state or local law.

(iii)    In connection with any action relating to a Flow-Through Income Tax Proceeding or a Straddle Tax Proceeding that could reasonably be expected to result in GA Blocker Indemnified Taxes, the Partnership Representative shall be obligated to act in accordance with, and GA Holdco shall be entitled to the rights provided them under, the provisions set forth in Section 9.1 of the OSH LLC Agreement. In connection with any action relating to a Flow-Through Income Tax Proceeding or a Straddle Tax Proceeding that could reasonably be expected to result in Newlight Blocker Indemnified Taxes, the Partnership Representative shall be obligated to act in accordance with, and QSP shall be entitled to the rights provided them under, the provisions set forth in Section 9.1 of the OSH LLC Agreement.

(d)    OSH Investors, LLC and QSP OSH LLC. QSP shall control any audit, examination, or other proceeding relating to any Tax Return filed by OSH Investors, LLC or QSP OSH LLC and shall pay all Taxes payable by OSH Investors, LLC or QSP OSH LLC resulting from any such audit, examination or proceedings. QSP shall be entitled to make (or caused to be made) all elections with respect to any audit, examination, or proceeding with respect to any Tax Return filed by OSH Investors, LLC or QSP OSH LLC and to settle or otherwise resolve (or caused to be settled or otherwise resolved) any adjustment that is proposed, asserted, or assessed with respect to any Tax Return filed by OSH Investors, LLC or QSP OSH LLC; provided, that if any such election or settlement or resolution could have an effect on the Taxes payable by the Newlight Blocker, QSP shall not, and shall not allow OSH Investors, LLC or QSP OSH LLC (or the person acting as “partnership representative” or “tax matters partner” for OSH Investors, LLC or QSP OSH LLC) to make such election or enter into such settlement or resolution without the prior written consent of OSH Inc. (which shall not be unreasonably withheld, delayed, or conditioned); provided, further, however, the foregoing proviso shall not apply to the extent the election (or settlement or resolution) is necessary to conform to an election (or the settlement or other resolution of any adjustment proposed, asserted, or assessed) made (or agreed to) in connection with any Flow-Through Income Tax Proceeding or Straddle Tax Proceeding.

ARTICLE V

Miscellaneous

Section 5.01    Further Assurances. Upon the request of any Party, each other Party shall, at any time and from time to time, without further consideration, execute, deliver and perform or

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cause the execution, delivery and performance of, as applicable, any and all documents, agreements, certificates, and instruments, and take or cause to be taken, as applicable, such other actions as any other Party may reasonably require to carry out the intent of this Agreement and comply with the terms of this Agreement.

Section 5.02    Survival. All of the provisions of this Agreement shall survive and continue to be in full force and effect until fully performed; provided, however, the representations and warranties in Section 3.01 and Section 3.02 shall not survive after the Contribution Date.

Section 5.03    Entire Agreement. This Agreement, the Exhibits hereto, the Ancillary Agreements and other documents referred to herein shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all other prior negotiations, agreements and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement. Except as otherwise expressly provided herein, in the case of any conflict between the terms of this Agreement on the one hand, and the terms of any other Ancillary Agreement, the OSH LLC Agreement, and/or OSH MH LLC Agreement on the other hand, the terms of this Agreement shall control.

Section 5.04    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the Parties.

Section 5.05    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument. This Agreement may be executed by electronic transmission (including by .pdf) and such execution shall have the same force and effect as manually executed counterparts.

Section 5.06    Amendment. This Agreement may not be altered, modified, changed or amended, in whole or in part with respect to any Party, except by a written instrument signed by each such affected Party and, if applicable, authorized by each such Party’s board of directors, board of managers, managing member or general partner, as the case may be.

Section 5.07    Dispute Resolution. Subject to the terms and conditions of this Agreement in the event of any dispute between the Parties as to any matter covered under this Agreement, the Parties shall appoint a tax specialist from a nationally recognized independent public accounting firm (an “Accounting Firm”) to resolve such dispute. In this regard, the Accounting Firm shall make determinations with respect to the disputed items based solely on representations made by the Sponsor Blockers and OSH LLC and OSH MH LLC and their respective representatives, and not by independent review, and shall function only as an expert and not as an arbitrator and shall be required to make a determination in favor of one Party only. The Parties shall require the Accounting Firm to resolve all disputes no later than thirty (30) days after the submission of such dispute to the Accounting Firm and agree that all decisions by the Accounting Firm with respect thereto shall be final and conclusive and binding on the Parties. The Accounting Firm shall resolve all disputes in a manner consistent with this Agreement. The Parties shall require the Accounting Firm to render all determinations in writing and to set forth, in reasonable detail, the basis for such determination. The fees and expenses of the Accounting Firm shall be borne equally by the Parties.

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Section 5.08    No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and their respective successors and permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person shall be deemed a third party beneficiary under or by reason of this Agreement.

Section 5.09    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party who is, or is to be, thereby aggrieved will have the right to specific performance and injunctive or other equitable relief in respect of its rights under this Agreement, in addition to any and all other rights and remedies at Law or in equity. The Parties agree that the remedies at Law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at Law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties to this Agreement.

Section 5.10    Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement, and in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

Section 5.11    Confidentiality. Each of the Parties hereto shall hold and cause its directors, officers, employees, advisors and consultants to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the reasonable opinion of its counsel, by other requirements of Law, all information (other than any such information relating solely to the business or affairs of such party) concerning the other Party hereto furnished it by such other Party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) in the public domain through no fault of such Party or (2) later, pursuant to applicable Law, acquired from other sources not under a duty of confidentiality by the Party to which it was furnished), and no Party shall release or disclose such information to any other Person, except its directors, officers, employees, auditors, attorneys, financial advisors, bankers or other consultants who shall be advised of and agree to be bound by the provisions of this 5.11. Each of the Parties hereto shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other Party if it exercises the same care as it takes to preserve confidentiality for its own similar information. Except as required by Law or with the prior written consent of the other Party, all Tax Returns, documents, schedules, work papers and similar items and all information contained therein, and any other information that is obtained by a Party or any of its Affiliates pursuant to this Agreement, shall be kept confidential by such Party and its Affiliates and representatives, shall not be disclosed to any other Person and shall be used only for the purposes provided herein. If a Party or any of its Affiliates is required by Law to disclose any such information, such Party shall give written notice to the other Party prior to making such disclosure.

Section 5.12    Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH OF THE

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PARTIES EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION AGREEMENT, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING, AND ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION AGREEMENT SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 5.13    Notices. All notices, requests, documents delivered, and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by facsimile transmission, mailed (first class postage prepaid) or by electronic mail (“e-mail”) to the Parties at the following addresses, facsimile numbers, or e-mail addresses:

Section 5.14    Effectiveness. This Agreement shall become effective upon the Contribution Date.

Section 5.15    Severability. If one or more provisions of this Agreement are found by a court or arbitrator of competent jurisdiction, or any governmental authority with competent jurisdiction over the Parties to be illegal, invalid or unenforceable, in whole or in part, the remaining terms and provisions of this Agreement (including the remaining portion of a provision found to be illegal, invalid or unenforceable in part) shall remain in full force and effect disregarding such illegal, invalid or unenforceable provision or portion thereof and such court, arbitrator or governmental authority shall be empowered to modify such illegal, invalid or unenforceable provision or portion thereof to the extent necessary to make this Agreement enforceable in accordance with the intent and purposes of the Parties expressed in this Agreement to the fullest extent practicable and as permitted by applicable Law.

Section 5.16    Headings. Headings used in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 5.17    Affiliates. The Contributing Investors shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by their respective Affiliates.

Section 5.18    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted exclusively in the Chancery Court of the State of Delaware (or, in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware). Service of process, summons, notice or other document by mail to such Party’s principal office shall be effective service of process for

14

any suit, action or other proceeding brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding has been brought in an inconvenient forum.

The remainder of this page is intentionally left blank.

15

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

CONTRIBUTING INVESTORS: GENERAL ATLANTIC (OSH)
INTERHOLDCO, L.P.

By: General Atlantic (SPV) GP, LLC, its General Partner

By: General Atlantic LLC, its Sole Member

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

GENERAL ATLANTIC (OSH), LLC

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Its:	Managing Director

Signature Page to Tax Matters Agreement

OAK STREET HEALTH, INC.

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

OAK STREET HEALTH, LLC

By:	/s/ Robert Guenthner
Name:	Robert Guenthner
Its:	Chief Legal Officer

OSH PARTNERSHIP REPRESENTATIVE

By:	/s/ Geoffrey Price
Name:	Geoffrey Price
Its:	Chief Operating Officer of OSH Inc.

OSH MH PARTNERSHIP REPRESENTATIVE

By:	/s/ Geoffrey Price
Name:	Geoffrey Price
Its:	Chief Operating Officer of OSH Inc.

OSH MANAGEMENT HOLDINGS, LLC

By:	/s/ Mike Pykosz
Name:	Mike Pykosz
Its:	Chief Executive Officer

Signature Page to Tax Matters Agreement

QUANTUM STRATEGIC PARTNERS LTD.

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

QSP OSH HOLDINGS LLC

By:	/s/ Regan O’Neill
Name:	Regan O’Neill
Its:	Attorney-in-Fact

Signature Page to Tax Matters Agreement

EXHIBIT G

STRUCTURING STEPS

See attached.

Legend Corporation Corporation, limited partnership, or limited liability company that is disregarded for U.S. federal income tax purposes Partnership for U.S. federal income tax purposes Arrows indicate loans, cash contributions, or property transfers, as appropriate. Direction indicates flow. Individual or Other Corporation or limited liability company that is a partnership for U.S. federal income tax purposes.

Existing Structure Oak Street Health LLC For simplicity, certain entities are omitted from the subsequent slides. General Atlantic (OSH) Interholdco L.P. Other Investors General Atlantic (OSH) LLC Oak Street Health MSO, LLC OSH-ESC Joint Venture, LLC OSH-RI, LLC OSH-PCJ Joliet, LLC Oak Street Physicians Services, LLC (Inactive) Acorn Network, LLC Management Quantum Strategic Partners Ltd. QSP OSH Holdings LLC Shareholder Debt OSH Management Holdings, LLC OSH Investors, LLC New Light Co-Investors QSP OSH LLC

KIRKLAND & ELLIS LLP

PHASE I: PRE-CLOSING RESTRUCTURING

3

PHASE I: PRE-CLOSING RESTRUCTURING

Step 1 – Capitalization of GA Blocker and Removal of Shareholder Debt Capitalization of GA Blocker and Removal of Shareholder Debt General Atlantic (OSH) Interholdco L.P. (“General Atlantic”) capitalizes General Atlantic (OSH), LLC (“GA Blocker”) in order to eliminate certain shareholder debt which has a maturity date of more than 5 years. Other shareholder debt with a maturity date of <5 years (the “Short-Term Debt Instruments”) remains outstanding following this Step 1. General Atlantic (OSH) Interholdco L.P. General Atlantic (OSH), LLC Debt

Liquidation of Partnerships/ Distribution of Company Interests Step 2 – Liquidation of Lower-Tier New Light Partnerships Liquidation of Lower-Tier New Light Partnerships Certain individuals (the “New Light Co-Investors”) hold profits interests in OSH Investors, LLC. OSH Investors LLC and QSP OSH LLC (not depicted on this slide) each liquidate one after the other. First, OSH Investors LLC liquidates, distributing its interests in Oak Street Health LLC (the “Company”) to QSP OSH LLC and to the New Light Co-Investors. Then, QSP OSH LLC liquidates, distributing its interests in the Company to QSP OSH (the “New Light Blocker”). Oak Street Health LLC Quantum Strategic Partners Ltd. QSP OSH Holdings LLC Various LLCs New Light Co-Investors OSH Investors, LLC

KIRKLAND & ELLIS LLP

PHASE II: CAPITALIZATION OF OAK STREET HEALTH CARE, INC.

6

PHASE II: CAPITALIZATION OF OAK STREET HEALTH CARE, INC.

Step 3 – Contribution of Blockers into Oak Street Corp. and Merger Contribution of Blockers into Oak Street Corp. and Merger Quantum Strategic Partners Ltd. contributes its respective interests in the New Light Blocker to Oak Street Health, Inc. (“Oak Street Corp.”) in exchange for Oak Street Corp. common shares. General Atlantic (OSH) Interholdco L.P. (“General Atlantic”) contributes interests in General Atlantic (OSH), LLC (“GA Blocker”) and the Short-Term Debt Instruments to Oak Street Corp. in exchange for Oak Street Corp. common shares. Oak Street Corp. forms [Merger Sub 1, LLC] and [Merger Sub 2, LLC] (each, a “Merger Sub”), each a Delaware limited liability company that is disregarded for U.S. federal income tax purposes. [Merger Sub 2] merges with and into OSH Management Holdings, LLC, with OSH Management Holdings, LLC surviving (the “Management Merger”). Pursuant to the Management Merger, the holders of profits interests in OSH Management Holdings, LLC receive common shares in Oak Street Corp. [Merger Sub 1] merges with and into the Company, with the Company surviving (the “Company Merger”). Pursuant to the Company Merger, certain other investors (including the New Light Co-Investors) receive common shares in Oak Street Corp. Neither GA Blocker, New Light Blocker, or OSH Management Holdings receive stock in Oak Street Corp. pursuant to the Company Merger. Oak Street Health LLC General Atlantic (OSH) LLC ** Quantum Strategic Partners Ltd. Newlight Harbour Point SPV LLC Other Investors General Atlantic (OSH) Interholdco L.P. Oak Street Health, Inc. Oak Street Corp. Common Shares Contribution of Blocker Shares [Merger Sub 1, LLC] [Merger Sub 2, LLC] 1 Oak Street Corp. Common Shares Management OSH Management Holdings, LLC Management Merger Company Merger 3 2 Contribution of Blocker Shares and Short-Term Debt Instruments

KIRKLAND & ELLIS LLP

PHASE III: INVESTOR RESTRUCTURING

8

PHASE III: INVESTOR RESTRUCTURING

Step 4 – Replication of New Light Co-Invest Structure [New Co-Invest , LLC)] New Light Co-Investors Oak Street Health, Inc. Oak Street Common Shares The New Light Co-Investors contribute their common stock in Oak Street Cop. to [New Co-Invest, LLC] (“New Co-Invest”), a newly formed Delaware limited liability company, in exchange for New Co-Invest units. Quantum Strategic Partners Ltd. contributes its common shares in Oak Street Corp. to New Co-Invest in exchange for New Co-Invest units. Replication of New Light Co-Invest Structure 2 Quantum Strategic Partners Ltd. 1 Oak Street Common Shares Oak Street Health MSO, LLC OSH-ESC Joint Venture, LLC OSH-RI, LLC OSH-PCJ Joliet, LLC Oak Street Physicians Services, LLC (Inactive) Acorn Network, LLC General Atlantic (OSH) LLC QSP OSH Holdings LLC OSH Management Holdings, LLC Oak Street Health, LLC Intercompany Note

KIRKLAND & ELLIS LLP

PHASE IV: Initial Public Offering

10

PHASE IV: Initial Public Offering

Step 5 – Oak Street Corp. closes its Initial Public Offering Public Current Investors Oak Street Health, Inc. Oak Street Health MSO, LLC OSH-ESC Joint Venture, LLC OSH-RI, LLC OSH-PCJ Joliet, LLC Oak Street Physicians Services, LLC (Inactive) Acorn Network, LLC General Atlantic (OSH) LLC QSP OSH Holdings LLC OSH Management Holdings, LLC Cash Oak Street Corp. Common Stock Oak Street Health, LLC Oak Street Corp. closes its initial public offering, and issues common shares to the public investors in exchange for cash. Oak Street Corp closes its IPO Intercompany Note

Final Structure (All investor groups and entities depicted)

KIRKLAND & ELLIS LLP

Quantum Strategic Partners Ltd.
New Light Co-Investors
Other Investors
Management
Public
General Atlantic (OSH) Interholdco L.P.
[New Co-Invest, LLC]
Oak Street Health, Inc.
Intercompany Note
OSH Management Holdings, LLC
General Atlantic (OSH) LLC
QSP OSH Holdings LLC
Oak Street Health, LLC
Oak Street Health MSO, LLC
OSH-ESC Joint Venture, LLC
OSH-RI, LLC
OSH-PCJ Joliet, LLC
Oak Street Physicians Services, LLC (Inactive)
Acorn Network, LLC

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Final Structure (All investor groups and entities depicted) Management Oak Street Health, Inc. Quantum Strategic Partners Ltd. [New Co-Invest, LLC] New Light Co-Investors Public General Atlantic (OSH) Interholdco L.P. Oak Street Health MSO, LLC OSH-ESC Joint Venture, LLC OSH-RI, LLC OSH-PCJ Joliet, LLC Oak Street Physicians Services, LLC (Inactive) Acorn Network, LLC General Atlantic (OSH) LLC QSP OSH Holdings LLC OSH Management Holdings, LLC Oak Street Health, LLC Other Investors Intercompany Note

Final Structure (Simplified) Oak Street Health, Inc. Current investors are (i) Quantum Strategic Partners Ltd. and Co-Investors (which invest through [New Co-Invest, LLC]) (ii) General Atlantic (OSH) Interholdco L.P., (iii) Management, and (iv) various other investors. Oak Street Health MSO, LLC OSH-ESC Joint Venture, LLC OSH-RI, LLC OSH-PCJ Joliet, LLC Oak Street Physicians Services, LLC (Inactive) Acorn Network, LLC Current Investors Public Oak Street Health, LLC

EXHIBIT H

DEFINITIONS

“2020 Plan” means the OSH Inc. 2020 Omnibus Incentive Plan.

“Accounting Firm” has the meaning set forth in Section 5.07 of the Tax Matters Agreement.

“Affiliate” means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person.

“Ancillary Agreements” means any agreement entered into pursuant to the Restructuring Transactions.

“Applicable Law” means Delaware Law and Illinois Law.

“Business Day” means means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means August 10, 2020.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means OSH Inc.’s shares of common stock, par value $0.001 per share.

“Company Merger” means the merger of Merger Sub 1 with OSH LLC, with OSH LLC continuing on as the surviving company following such merger, pursuant to the Company Merger Agreement.

“Company Merger Agreement” means the agreement and plan of merger entered into as of August 10, 2020, by and among OSH LLC, OSH Inc. and Merger Sub 1, attached hereto as Exhibit B.

“Contributed Interests” means the GA Blocker Contributed Interests and the Newlight Blocker Contributed Interests.

“Contributing Investors” means each of QSP and GA Interholdco.

“Contribution and Exchange Agreement” means that certain contribution and exchange agreement made as of August 10, 2020, by and among OSH Inc., GA Interholdco, QSP, GA Blocker and Newlight Blocker, attached hereto as Exhibit A.

“Contribution Date” means August 10, 2020.

“Contribution of Blocker Interests to OSH Inc.” means the contribution by each of QSP and GA Interholdco of all of the Newlight Blocker Contributed Interests and GA Blocker Contributed Interests, respectively, held by such entity to OSH Inc. in exchange for shares of Common Stock as set forth in the Contribution and Exchange Agreement.

“Delaware Law” means the Limited Liability Company Act of the State of Delaware.

“Electronic Delivery” means any delivery by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail.

“Exchange Shares” means the shares of Common Stock of OSH Inc. issued to each respective Contributing Investor in exchange for all of such Contributing Investor’s right, title and interests in all of the Contributed Interests held by such Contributing Investor.

“Flow-Through Income Tax Returns” means any Person’s Income Tax Return to the extent the taxable items of income, gain, loss, deduction or credits shown thereon are required by applicable Law to be reported on the Income Tax Returns of the Person’s direct or indirect members, including any Form 1065 or Schedule K-1 or similar return for other Tax purposes.

“Flow Through Income Tax Proceeding” has the meaning set forth in Section 4.02(b)(i) of the Tax Matters Agreement.

“GA Blocker” means General Atlantic (OSH) LLC, a Delaware limited liability company.

“GA Blocker Contributed Interests” means all of the issued and outstanding common units and certain debt instruments in GA Blocker owned by GA Interholdco, as set forth on Schedule I to the Contribution and Exchange Agreement.

“GA Blocker Indemnified Taxes” means (i) any and all Taxes of GA Blocker with respect to all Pre-Closing Tax Periods, (ii) Taxes imposed on GA Blocker as a result of being a member of an affiliated, combined, unitary or similar group prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), and (iii) Taxes of any Person imposed on GA Blocker as a transferee or successor, by contract, or pursuant to any Law, excluding, in each case, any Tax arising from income for which GA Blocker would have received a tax distribution pursuant to Section 4.1.1 of the OSH LLC Agreement had such income been allocated to the GA Blocker pursuant to Section 4.2 of the OSH LLC Agreement in the Fiscal Year (as defined in the OSH LLC Agreement) with respect to which the Tax is assessed.

“GA Interholdco” means General Atlantic (OSH) Interholdco L.P., a Delaware limited partnership.

“Illinois Law” means the Limited Liability Company Act of the State of Illinois.

“Income Tax Return” means (a) state and local Tax Returns relating to Income Taxes and (b) U.S. federal Tax Returns relating to Income Taxes.

“Income Taxes” means any Taxes in whole or in part based upon, measured by, or calculated with respect to net income or profits, net worth or net receipts (including, but not limited to, any capital gains, franchise Tax, minimum Tax or any Tax on items of Tax preference (in each case, in the nature of an income Tax), but not including sales, use, real or personal property, or transfer Taxes or similar Taxes).

“Indemnification Termination Date” means, in the case of GA Blocker Indemnified Taxes, the third anniversary of the filing of the U.S. federal Income Tax Return of the GA Blocker for the year including the Contribution Date (or, if earlier, the latest date such Income Tax Return could be timely filed with the IRS (after taking into account all appropriate extensions)) and, in the case of Newlight Blocker Indemnified Taxes, the third anniversary of the filing of the U.S. federal Income Tax Return for the Newlight Blocker for the year including the Contribution Date (or, if earlier, the latest date such Income Tax Return could be timely filed with the IRS (after taking into account all appropriate extensions)).

“Initial Partnership Representative” means Geoffrey Price.

“IPO” means an initial public offering.

“IPO Price” means the initial public offering price of one share of Common Stock of OSH Inc.

“IRS” means the U.S. Internal Revenue Service or any successor thereto, including, but not limited to its agents, representatives, and attorneys acting in their official capacity.

“Law” means any federal, state, local, municipal or non-U.S. statute, law, ordinance, regulation, rule, code, judicial or administrative order, principle of common law enacted, promulgated, issued, enforced or entered by any governmental entity.

“Management Merger” means the merger of Merger Sub 2 with and into OSH MH LLC, with OSH MH LLC continuing on as the surviving company following such merger, pursuant to the Management Merger Agreement.

“Management Merger Agreement” means the agreement and plan of merger entered into as of August 10, 2020, by and among OSH MH LLC, OSH Inc. and Merger Sub 2, attached hereto as Exhibit C.

“Merger Subs” means Merger Sub 1 and Merger Sub 2.

“Merger Sub 1” means OSH Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of OSH Inc.

“Merger Sub 2” means OSH Merger Sub 2, LLC, a Delaware limited liability company.

“Newlight Blocker” means QSP OSH Holdings LLC, a Delaware limited liability company.

“Newlight Blocker Contributed Interests” means all of the issued and outstanding common units in Newlight Blocker owned by QSP, as set forth on Schedule I to the Contribution and Exchange Agreement.

“Newlight Blocker Indemnified Taxes” means (i) any and all Taxes of Newlight Blocker with respect to all Pre-Closing Tax Periods, (ii) Taxes imposed on Newlight Blocker as a result of being a member of an affiliated, combined, unitary or similar group prior to the Contribution Date, including pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), and (iii) Taxes of any Person imposed on Newlight Blocker as a transferee or successor, by contract, or pursuant to any Law, excluding, in each case, any Tax arising from income for which the Newlight Blocker would have received a tax distribution pursuant to Section 4.1.1 of the OSH LLC Agreement had such income been allocated to the Newlight Blocker pursuant to Section 4.2 of the OSH LLC Agreement in the Fiscal Year (as defined in the OSH LLC Agreement) with respect to which the Tax is assessed.

“OSH Inc.” means Oak Street Health, Inc., a Delaware corporation.

“OSH LLC” means Oak Street Health, LLC, an Illinois limited liability company.

“OSH LLC Agreement” means the Sixth Amended and Restated Limited Liability Company Operating Agreement of OSH LLC, dated as of February 21, 2020, as amended or modified from time to time.

“OSH MH LLC” means OSH Management Holdings, LLC, an Illinois limited liability company.

“OSH MH LLC Agreement” means the Limited Liability Company Operating Agreement of OSH MH LLC, dated as of December 12, 2016, as amended or modified from time to time.

“Partnership Representative” means the Initial Partnership Representative or his or her successor as determined pursuant to the Tax Matters Agreement.

“Partnership Tax Audit Rules” means Code Sections 6221 through 6241, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions and any similar provisions of state or local tax Laws.

“Person” or “person” means a natural person, corporation, company, joint venture, individual business trust, trust association, partnership, limited partnership, limited liability company, association, unincorporated organization or other entity, including a governmental authority.

“Pre-Closing Tax Period” means any tax period (or portion thereof) ending on or before the Contribution Date, including for the avoidance of doubt, the portion of any Straddle Period ending on the Contribution Date.

“Push-Out Election” has the meaning set forth in Section 4.01(b)(i) of the Tax Matters Agreement.

“QSP” means Quantum Strategic Partners Ltd., a Cayman Islands exempted company.

“Replacement Unvested Award” means, with respect to Incentive Units (as defined in the OSH MH LLC Agreement) of OSH MH LLC that are unvested as of the effective time of the Management Merger, (A) the number of RSUs, which may be settled for an equivalent amount of shares of Common Stock of OSH Inc., set forth on Schedule I to the Management Merger Agreement and (B) the number of incentive stock options issued under the 2020 Plan set forth on Schedule I to the Management Merger Agreement, with an exercise price set at the IPO Price.

“Replacement Vested Award” means, with respect to Incentive Units (as defined in the OSH MH LLC Agreement) of OSH MH LLC that are vested as of the effective time of the Management Merger, (A) the number of shares of Common Stock of OSH Inc. set forth on Schedule I to the Management Merger Agreement and (B) the number of incentive stock options issued under the 2020 Plan set forth on Schedule I to the Management Merger Agreement, with an exercise price set at the IPO Price.

“Restructuring Transactions” means, collectively:

a)	the Contribution of Blocker Interests to OSH Inc.;

b)	the Company Merger;

c)	the Management Merger; and

d)	transactions contemplated by the Tax Matters Agreement.

“RSUs” means restricted stock units.

“Securities Act” means the Securities Act of 1933.

“Sponsor” means each of QSP and GA Interholdco.

“Sponsor Blockers” means each of GA Blocker and Newlight Blocker.

“Straddle Period” means any taxable period that begins on or before and ends after the Contribution Date.

“Straddle Tax Proceeding” has the meaning set forth in Section 4.02(b)(ii) of the Tax Matters Agreement.

“Tax” means all federal, state, provincial, territorial, municipal, local or foreign income, profits, franchise, gross receipts, gross margin, environmental (including taxes under Section 59A of the Code), alternative or add on minimum, customs, duties, net worth, sales, use, goods and services, withholding, value added, ad valorem, employment, social security, escheat, disability, occupation, pension, real property, personal property (tangible and intangible), stamp, transfer, conveyance, severance, production, excise and other taxes (including payments in lieu of taxes), withholdings, duties, levies, imposts, fees and other similar charges and assessments (including any and all interest, fines, penalties and additions attributable to, or otherwise imposed on or with respect to, any such taxes, withholdings, duties, levies, imposts, fees and other similar charges and assessments) imposed by or on behalf of any Tax authority.

“Tax Matters Agreement” means the tax matters agreement substantially in the form attached hereto as Exhibit F entered into among OSH Inc., OSH LLC, Newlight Blocker, GA Blocker, and Geoffrey Price, as partnership representative of OSH LLC.

“Tax Proceeding” means any audit, assessment of Taxes, pre-filing agreement, other examination by any Taxing Authority, proceeding, appeal of a proceeding or litigation relating to Taxes, whether administrative or judicial, including proceedings relating to competent authority determinations.

“Tax Return” means all returns, declarations, reports, estimates, information returns, elections, claims for refund, statements or other documents filed or required to be filed in respect of any Taxes or supplied to any Tax authority or other governmental entity, including all attachments and schedules thereto and amendments thereof.

“Taxing Authority” means any governmental authority or any subdivision, agency, commission or entity thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including, for the avoidance of doubt, the IRS).

“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

SCHEDULE I

OSH LLC STRUCTURE PRIOR TO CONSUMMATION OF TRANSACTIONS

See attached.

Management
100%
Lead Sponsors
100%
OSH
Management
Holdings, LLC
Sponsor Blockers
Other Investors
8.0%
63.0%
29.0%
Oak Street
Health, LLC
Operating
Subsidiaries

SCHEDULE II

OSH INC. STRUCTURE FOLLOWING CONSUMMATION OF TRANSACTIONS

See attached.